                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SouthTrust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         (SOUTHTRUST CORPORATION LOGO)

                             420 NORTH 20TH STREET
                           BIRMINGHAM, ALABAMA 35203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2000

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders (the "Annual Meeting") of SouthTrust Corporation ("SouthTrust") will be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on Wednesday, April 19, 2000, at 9:00 a.m. Central Time, for the following purposes:

          (1) To elect four (4) persons to the Board of Directors of SouthTrust, each person to serve a three-year term and until such person's successor is duly elected and qualified;

          (2) To approve and ratify the SouthTrust Corporation Discount Stock Payroll Purchase Plan;

          (3) To approve and ratify the Amended and Restated Long-Term Incentive Plan;

          (4) To approve and ratify the Amended and Restated 1993 Stock Option Plan and the Amended and Restated 1984 Stock Option Plan; and

          (5) To transact such other business as may properly come before the Annual Meeting.

     Holders of Common Stock of SouthTrust of record at the close of business on February 25, 2000 are entitled to notice of and to vote at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting, and we hope you will be present at the Annual Meeting. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE VOTE THE ENCLOSED PROXY SO THAT SOUTHTRUST MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. You are requested to complete, date, sign and return the enclosed Proxy Card in the postage-paid envelope included for your convenience, or, in the alternative, you may vote via the Internet at www.proxyvote.com or by telephone at the number noted on the enclosed voting information form. Submitting your proxy with the Proxy Card, via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ ALTON E. YOTHER
                                          ALTON E. YOTHER
                                          Secretary

Birmingham, Alabama
March 10, 2000

                         (SOUTHTRUST CORPORATION LOGO)

                             ---------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 19, 2000

     The accompanying proxy is solicited on behalf of the Board of Directors of SouthTrust Corporation, a Delaware corporation ("SouthTrust"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") of SouthTrust to be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on Wednesday, April 19, 2000 at 9:00 a.m., Central Time. It is anticipated that this proxy material will be mailed to stockholders on or about March 10, 2000.

     The matters to be considered at the Annual Meeting are (i) the election of four directors, each person to serve a three-year term and until such person's successor is duly elected and qualified; (ii) the approval and ratification of the SouthTrust Corporation Discount Stock Payroll Purchase Plan; (iii) the approval and ratification of the Amended and Restated Long-Term Incentive Plan; and (iv) the approval and ratification of the Amended and Restated 1993 Stock Option Plan and the Amended and Restated 1984 Stock Option Plan. All shares of Common Stock represented by an executed and completed proxy received by SouthTrust in time for voting at the Annual Meeting will be voted in accordance with the instructions specified thereon, and if no instructions are specified thereon, will be voted for (i) the election of the four nominees named herein as directors; (ii) the approval and ratification of the SouthTrust Corporation Discount Stock Payroll Purchase Plan; (iii) the approval and ratification of the Amended and Restated Long-Term Incentive Plan; and (iv) the approval and ratification of the Amended and Restated 1993 Stock Option Plan and the Amended and Restated 1984 Stock Option Plan. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of SouthTrust either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

     All expenses of solicitation of proxies will be paid by SouthTrust. SouthTrust will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting material to the beneficial owners of shares of Common Stock of SouthTrust. In addition, SouthTrust has retained Morrow & Co., Inc. to assist in the solicitation of proxies and anticipates that it will incur fees of $7,500, excluding out-of-pocket costs, for this service. In addition to the use of the U.S. Postal System, proxies may be solicited by telephone, by telecopy, by other electronic means or personally by the directors, officers and employees of SouthTrust, who will receive no extra compensation for their services.

     As of February 25, 2000, the record date for the Annual Meeting, there were issued and outstanding 168,063,328 shares of Common Stock of SouthTrust. The holders of each such issued and outstanding share of Common Stock of SouthTrust are entitled to one vote per share with respect to each matter to be considered at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of SouthTrust is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by "broker non-votes" (i.e., shares of Common Stock held in record name by brokers or nominees as to which a proxy is received and (i) any required instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum. Since each of the matters to be voted on at the Annual Meeting is determined by a majority of the votes cast at the Annual Meeting, abstentions and broker non-votes will not affect either the election of directors, the approval and ratification of the SouthTrust Corporation Discount Stock Payroll Purchase Plan, the approval and ratification of the Amended and Restated Long-Term Incentive Plan, or the approval and ratification of the Amended and Restated 1993 Stock Option Plan and the Amended and Restated 1984 Stock Option Plan.

                             ELECTION OF DIRECTORS

     The Restated Bylaws of SouthTrust provide for a Board of Directors of not fewer than three nor more than sixteen members. The Restated Certificate of Incorporation and the Restated Bylaws of SouthTrust provide that the members of the Board of Directors shall be divided into three classes, one class to be elected at each annual meeting of stockholders and to serve for a term of three years. As of the date of the Proxy Statement, the Board of Directors consists of twelve persons.

CURRENT NOMINEES

     The Board of Directors proposes to nominate the four persons named below for election as directors, such persons to serve until the 2003 Annual Meeting of Stockholders and until their successors have been elected and shall have qualified.

     The names, ages and principal occupations during the past five years of the nominees, the year each nominee first became a director of SouthTrust, and the number and percentage of shares of SouthTrust's Common Stock owned beneficially by each nominee as of December 31, 1999 are as follows:

                                                                      NUMBER AND PERCENT
                                                                      OF SHARES OF COMMON
                                                                      STOCK OF SOUTHTRUST
NAME, AGE AND PRINCIPAL                               DIRECTOR       BENEFICIALLY OWNED AS
OCCUPATION OF NOMINEES                                  SINCE        OF DECEMBER 31, 1999
-----------------------                           -----------------  ---------------------
William A. Coley (56)...........................  April 21, 1999             3,034*
  Group President,
  Duke Energy Corporation
  (electric utility)
Allen J. Keesler, Jr. (61)......................  January 15, 1992          19,663(1)
  Management Consultant                                                       0.01%
  Formerly President and Chief
  Executive Officer, Florida
  Power Corporation
  (electric utility)
Van L. Richey (50)..............................  December 18, 1996          8,935
  President and Chief Executive                                               0.01%
  Officer, American Cast Iron Pipe Co.
  (cast iron pipe manufacturer)
William K. Upchurch, Jr. (67)...................  April 23, 1987            81,644(2)
  Chairman                                                                    0.05%
  W.K. Upchurch
  Construction Company, Inc.
  (construction business)

---------------

(1) Includes 3,750 shares held by Mr. Keesler's wife.
(2) Includes 3,798 shares held by trusts of which Mr. Upchurch's wife is custodian and 12,606 shares held directly by Mr. Upchurch's wife.
  * Indicates ownership of less than 0.01% of the outstanding SouthTrust Common Stock.

     Messrs. Keesler, Richey and Upchurch were elected at the 1997 Annual Meeting of Stockholders. Mr. Coley was elected by the Board of Directors on April 21, 1999 to fill a vacancy on the Board created by the retirement of F. Crowder Falls.

     Unless directed to the contrary, the persons acting under the proxy solicited hereby will vote for the nominees named above. Should any such nominee become unable to accept election, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election in his stead of such other person as the Board of Directors may recommend. Proxies may not be voted for more than four persons.

THE BOARD OF DIRECTORS OF SOUTHTRUST RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS NAMED ABOVE.

CONTINUING DIRECTORS

     The following tabulation sets forth certain information with respect to those persons who were elected as directors of SouthTrust at previous Annual Meetings of Stockholders or otherwise (and who will continue to serve as directors following the Annual Meeting):

                                                                       NUMBER AND PERCENT OF
                                                                         SHARES OF COMMON
                                          CURRENT                       STOCK OF SOUTHTRUST
NAME, AGE AND                              TERM         DIRECTOR       BENEFICIALLY OWNED AS
PRINCIPAL OCCUPATION                      EXPIRES         SINCE        OF DECEMBER 31, 1999
--------------------                      -------   -----------------  ---------------------
Carl F. Bailey (69).....................   2001     October 16, 1996            32,344
  President, BDI                                                                  0.02%
  (beverage distributor)
  Formerly Chairman and
  Chief Executive Officer,
  South Central Bell Telephone Co.
  (telephone and communications)
John M. Bradford (61)...................   2001     April 23, 1987              38,982(1)
  Chairman, President and                                                         0.02%
  Chief Executive Officer,
  Mrs. Stratton's Salads, Inc.
  (processor of prepared salads)
William C. Hulsey (61)..................   2001     April 16, 1986           1,267,388(2)
  Chairman and Chief Executive                                                    0.74%
  Officer, Arlington Properties, Inc.
  (real estate development)
Wallace D. Malone, Jr. (63).............   2001     August 2, 1972           3,308,024(3)
  Chairman, President and                                                         1.94%
  Chief Executive Officer,
  SouthTrust
Julian W. Banton (59)...................   2002     July 16, 1997              367,104(4)
  President and Chief Executive                                                   0.22%
  Officer, SouthTrust Bank,
  National Association (commercial
  bank; subsidiary of SouthTrust)
H. Allen Franklin (55)..................   2002     April 20, 1994              12,988
  President and Chief Operating                                                   0.01%
  Officer, Southern Company
  (electric utility)

                                                                       NUMBER AND PERCENT OF
                                                                         SHARES OF COMMON
                                          CURRENT                       STOCK OF SOUTHTRUST
NAME, AGE AND                              TERM         DIRECTOR       BENEFICIALLY OWNED AS
PRINCIPAL OCCUPATION                      EXPIRES         SINCE        OF DECEMBER 31, 1999
--------------------                      -------   -----------------  ---------------------
Donald M. James (51)....................   2002     December 16, 1998            3,915
  Chairman and Chief Executive                                                       *
  Officer, Vulcan Materials
  Company (construction materials
  and chemicals)
Rex J. Lysinger (62)....................   2002     December 18, 1996            6,564
  Management Consultant                                                              *
  Formerly Chairman and Chief
  Executive Officer, Energen
  Corporation (diversified energy
  company) and Alabama Gas
  Corporation (gas utility)

---------------
(1) Includes 10,600 shares held by Mr. Bradford's wife.
(2) Includes 17,000 shares held by Mr. Hulsey's wife, 9,977 shares held in a custodial capacity by Mr. Hulsey's wife and 1,108,290 shares held by various trusts of which Mr. Hulsey is a co-trustee.
(3) Includes 44,537 shares held by Mr. Malone's wife, 457,500 shares held by a limited partnership and 21,082 shares held in a trust, both over which Mr. Malone exercises voting and dispositive power, 465,775 shares held in Mr. Malone's account by the trustee of SouthTrust Corporation's Employee Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Malone, by virtue of allocating elections to various funds, possesses dispositive power, and 1,153,716 shares that are subject to options exercisable within 60 days of December 31, 1999.
(4) Includes 26,673 shares that are owned by Mr. Banton's wife, and 288,660 shares that are subject to stock options exercisable within 60 days of December 31, 1999.
  * Indicates ownership of less than 0.01% of the outstanding SouthTrust Common Stock.

     Of the directors named above, Messrs. Bradford, Hulsey and Malone were elected at the 1998 Annual Meeting of Stockholders, and Messrs. Franklin, Bailey, Lysinger, Banton and James were elected at the 1999 Annual Meeting of Stockholders. All of such persons are to serve for the terms indicated.

     Mr. Bailey is a trustee of Colonial Properties Trust, Mr. Franklin is a director of The Southern Company and Georgia Power Company, Mr. Lysinger and Mr. Banton are both directors of Energen Corporation, Mr. James is a director of Vulcan Materials Company and Protective Life Corporation, and Mr. Malone is a director of Alabama Power Company. Each of these corporations has securities registered under the Securities Exchange Act of 1934.

     SouthTrust has an Audit Committee of the Board of Directors, consisting of Messrs. Keesler and Richey, which recommends to the Board of Directors the independent accountants to be selected as SouthTrust's auditors and reviews the audit plan, financial statements and audit results. The Audit Committee also reviews the internal audit reports of SouthTrust and its affiliates and reviews comments from the affiliates as to exceptions noted in the reports. The Audit Committee held four meetings during 1999. Mr. Keesler serves as Chairman of the Audit Committee.

     SouthTrust has a Human Resources Committee of the Board of Directors, consisting of Messrs. Bailey, Franklin and Hulsey (with Mr. Bailey serving as Chairman), which sets compensation for the executive officers of SouthTrust and administers the employee benefit plans of SouthTrust, including the 1990 Discounted Stock Plan, the Amended and Restated Senior Officer Performance Incentive Plan, the Amended and Restated Long-Term Incentive Plan (including the predecessor stock option plans) and the Discount Stock Payroll Purchase Plan, (subject to its approval by the stockholder at this Annual Meeting). The Human Resources Committee held five meetings during 1999.

     SouthTrust does not have a Nominating Committee of the Board of Directors. The functions of a Nominating Committee are filled by the Board of Directors.

COMPENSATION OF DIRECTORS

     During the year ended December 31, 1999, the Board of Directors held five regular and special meetings. Directors of SouthTrust were paid $3,500 per calendar quarter and, in addition, $3,000 per regular and special meeting attended and $750 per committee meeting attended. Directors who are also employees of SouthTrust are not compensated for their service as directors or for attendance at meetings of the Board of Directors. Directors may receive these fees in cash, or they may participate in two plans maintained by SouthTrust with respect to director's fees. The Deferred Compensation Plan allows directors to defer director's fees paid during the year until the earlier of death or attainment of age 70. The Director's Stock Purchase Plan allows directors to elect that all or any portion of their director's fees be used to purchase SouthTrust Common Stock on the director's behalf through the SouthTrust Corporation Dividend Reinvestment and Common Stock Purchase Plan. An amount equal to 25% of the election amount is added to the election amount and used to purchase SouthTrust Common Stock at the then market rate. All of the eligible directors participate in the Director's Stock Purchase Plan. In addition, all directors attended more than 75% of the meetings of the Board of Directors (including any meetings of any committee thereof of which they are members).

STOCK OWNERSHIP OF CERTAIN EXECUTIVE OFFICERS

     The following tabulation sets forth certain information as of the date indicated with respect to those executive officers of SouthTrust and its subsidiaries (who are not also directors of SouthTrust), including the number and percentage of shares of SouthTrust's Common Stock owned beneficially by each such person, and with respect to all executive officers and directors of SouthTrust as a group:

                                                                         NUMBER AND PERCENT OF
                                                                           SHARES OF COMMON
                                                                          STOCK OF SOUTHTRUST
NAME AND AGE                                             POSITION        BENEFICIALLY OWNED AS
OF EXECUTIVE OFFICER(1)          OFFICE(2)              HELD SINCE       OF DECEMBER 31, 1999
-----------------------   ------------------------  -------------------  ---------------------
Thomas H. Coley (57)....  Executive Vice President  July 1, 1989                 134,464(3)
                          of SouthTrust Bank,                                       0.08%
                          National Association
James W. Rainer, Jr       Executive Vice President  December 15, 1982            257,237(4)
  (56)..................
                          of SouthTrust                                             0.15%
E. Frank Schmidt (58)...  Executive Vice President  January 1, 1995              239,242(5)
                          of SouthTrust Bank,                                       0.14%
                          National Association
All Executive Officers                                                         5,765,604
  and Directors as a
  Group..............     N/A                       N/A                             3.39%
  (16 persons)

---------------

(1) Information with respect to Wallace D. Malone, Jr., Chairman, President and Chief Executive Officer of SouthTrust, and with respect to Julian W. Banton, President and Chief Executive Officer of SouthTrust Bank, National Association, is set forth in the preceding tables.
(2) All officers of SouthTrust and its subsidiaries are elected annually by the Board of Directors of SouthTrust or the respective subsidiary.
(3) Includes 104,706 shares subject to stock options exercisable within 60 days after December 31, 1999.
(4) Includes 9,606 shares held by Mr. Rainer's wife, 26,744 shares held in Mr. Rainer's account by the trustee of SouthTrust Corporation's Employee Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Rainer, by virtue of allocating elections to various funds, possesses dispositive power, and 94,835 shares subject to stock options exercisable within 60 days after December 31, 1999.

(5) Includes 984 shares held in a custodial capacity, 18,959 shares held in Mr. Schmidt's account by the trustee of SouthTrust Corporation's Employee Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Schmidt, by virtue of allocating elections to various funds, possesses dispositive power, and 105,958 shares subject to stock options exercisable within 60 days after December 31, 1999.

            APPROVAL AND RATIFICATION OF THE SOUTHTRUST CORPORATION
                      DISCOUNT STOCK PAYROLL PURCHASE PLAN

     The Board of Directors of SouthTrust has adopted the new SouthTrust Corporation Discount Stock Payroll Purchase Plan (hereinafter the "Discount Stock Plan"), subject to approval of the stockholders by a majority of the votes cast at the Annual Meeting, to be effective as of January 1, 2000. The Discount Stock Plan is intended to qualify under Section 423 of the Internal Revenue Code and to provide eligible participants with the opportunity to purchase Common Stock of SouthTrust through accumulated payroll deductions. A copy of the Discount Stock Plan is annexed to the Proxy Statement as Exhibit I. The Board of Directors recommends that the stockholders approve and ratify the Discount Stock Plan.

     The Board of Directors of SouthTrust intends that the Discount Stock Plan will be used to replace the 1990 Discount Stock Purchase Plan of SouthTrust Corporation (hereinafter the "1990 Plan"). At a meeting in December 1999, the Board of Directors took action to provide that SouthTrust will not make further grants under the 1990 Plan. The Board of Directors has determined, however, that it is not in the best interest of SouthTrust to terminate the 1990 Plan at this time due to certain restrictions on shares issued under the 1990 Plan that would be released in the event of termination of the 1990 Plan. The Board of Directors may, however, take action to terminate the 1990 Plan in July 2002, or thereafter, when these restrictions under the 1990 Plan will lapse.

     The number of shares available for issuance under the Discount Stock Plan is 1,000,000 shares of Common Stock. As of the Record Date, there were 1,114,789 shares of Common Stock available for issuance under the 1990 Plan. If approved by the stockholders of SouthTrust, the Discount Stock Plan will replace the 1990 Plan, thereby reducing the number of shares available for issuance under plans of this type.

     The Discount Stock Plan will provide eligible participants with the opportunity to purchase Common Stock of SouthTrust through accumulated payroll deductions. All full-time and part-time employees of SouthTrust who are regularly scheduled to work at least 20-29 hours per week (approximately 6,700 persons as of the date of this Proxy Statement) will become eligible participants after completing two years of service with SouthTrust. Eligible participants may elect to have funds deducted from payroll and accumulated to purchase shares of Common Stock of SouthTrust on the last trading day of the year at a discounted price equal to 85% of the lesser of (1) the per share price as of the closing of the first trading day of the year or (2) the per share price as of the closing of the last trading day of the year. Except in the case of retirement, death or disability, the eligible participant must be an employee of SouthTrust on the last trading day of the year in order to effectuate the purchase of shares for that year under the Discount Stock Plan.

     The Discount Stock Plan provides that minimum payroll deductions must be at least $20 per pay period and may be changed up to two times per year. In addition, the number of shares purchased under the Discount Stock Plan in any year is limited to a minimum value of $300 and a maximum value not to exceed the lesser of (1) 10% of the eligible participant's annual compensation from SouthTrust, or (2) $25,000.

     The Discount Stock Plan contains a limited buy-back provision relating to shares purchased under the plan. Upon purchase of shares by an eligible participant under the Discount Stock Plan, SouthTrust will hold the certificate(s) representing the purchase for a period of one year during which period, should the participant desire to sell any of the shares, SouthTrust will have a right of first refusal to repurchase such shares at the lesser of the current market price or the same discounted price paid by the participant for the shares, thereby negating any unrealized gain of such shares. SouthTrust will be requesting a Private Letter Ruling from the Internal Revenue Service that the inclusion of this buy-back provision in the Discount Stock

Plan will not affect the plan's qualification under Section 423 of the Internal Revenue Code. Should SouthTrust not receive a favorable Private Letter Ruling, appropriate action will be taken to either abandon the Discount Stock Plan or make changes that would insure that the Discount Stock Plan is qualified under
Section 423 of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE SOUTHTRUST CORPORATION DISCOUNT STOCK PAYROLL PURCHASE PLAN.

            APPROVAL AND RATIFICATION OF THE SOUTHTRUST CORPORATION
                 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

     The Board of Directors of SouthTrust has adopted and amended from time to time the SouthTrust Corporation Long-Term Incentive Plan (the "Long-Term Incentive Plan"). At a meeting in January 2000, the Board of Directors of SouthTrust has further amended Section 4 of the Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance under the Long-Term Incentive Plan from 6,300,000 to 12,300,000. In addition, the Board of Directors has amended Section 4 to provide that upon any change in the number of outstanding shares of Common Stock due to the declaration or payment of a stock dividend or stock split or through any recapitalization, a corresponding adjustment will be made in the number of shares that may be granted under the provisions of the Long Term Incentive Plan without any further action by the Human Resources Committee. Nonetheless, the Human Resources Committee retains the discretion to make further adjustments as are necessary to prevent dilution or enlargement of rights. These amendments are subject to the approval of the stockholders by a majority of the votes cast at the Annual Meeting and will be effective retroactive to January 1, 2000. In connection with these amendments, the Board of Directors has restated the Long-Term Incentive Plan in order to incorporate all of the previous amendments into one document. The stockholders are being asked to approve and ratify the Amended and Restated Long-Term Incentive Plan, which will include approval of the amendments described herein.

     As described in the Human Resources Committee Report on Executive Compensation, one of the fundamental components of compensation for the key employees of SouthTrust is long-term incentive compensation. Since the inception of the Long-Term Incentive Plan in 1996, the Human Resources Committee has used this plan as its sole means of providing long term growth-related incentives, thus motivating and more closely aligning the interests of those employees with the stockholders of SouthTrust. In addition, the Long-Term Incentive Plan has also provided SouthTrust with greater flexibility in attracting and retaining key executive and managerial employees and has allowed SouthTrust to provide incentive compensation opportunities that are competitive with those of other major corporations. By increasing the number of shares reserved for issuance under the Long-Term Incentive Plan, the amendment to this plan will allow SouthTrust to continue to achieve and further the goals of the Long-Term Incentive Plan in future years.

     The Long-Term Incentive Plan is designed to provide for several types of awards, including (i) stock options with a fair market value exercise price at the date of grant and (ii) restricted stock or performance unit/shares that are conditioned on the satisfaction of certain performance criteria, all of which are generally intended to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), that would be exempt from certain deductibility limits. The performance criteria are chosen by the Human Resources Committee from among the following measures: return on average stockholder's equity; return on average assets; net income; earnings per common share; total stockholder return; and such other criteria as may be established by the Human Resources Committee in writing.

     The Long-Term Incentive Plan is administered by the Human Resources Committee of the Board of Directors. It is intended that the Human Resources Committee will at all times be made up of "disinterested persons" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, as applicable to SouthTrust from time to time, and that all of its members will be "outside directors" within the meaning of Section 162(m) of the Code. Under the Long-Term Incentive Plan, the Human Resources Committee (i) selects the key employees to receive awards from time to time, (ii) makes awards in such amounts as it determines, (iii) imposes such limitations, restrictions and conditions upon awards as it deems appropriate, (iv) establishes performance targets and allocation formulas for awards of restricted stock or performance shares intended to be "qualified performance-based compensation" under Section 162(m) of the Code, (v) certifies the attainment of performance goals, if applicable, as required by Section 162(m) of the Code, (vi) interprets the Long-Term Incentive Plan and adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the Long-Term Incentive Plan, (vii) corrects any defect or omission or reconciles any inconsistency in the Long-Term Incentive Plan or any award granted thereunder and (viii) makes all other determinations and takes all other actions necessary or advisable for the implementation and administration of the Long-Term Incentive Plan. Under certain circumstances, the vesting and /or restrictions of any outstanding award may be accelerated or waived. No awards will be made under the Long-Term Incentive Plan after 10 years from the date of the approval of the Long-Term Incentive Plan by the stockholders, which was approved on April 17, 1996 at the Annual Meeting of Stockholders. In no event may an individual receive awards under the Long-Term Incentive Plan for a given calendar year covering in excess of 1,125,000 shares, and the cash portion of any award under the Long-Term Incentive Plan to any individual is limited to $3,000,000 for a given calendar year.

     Only "key employees" of SouthTrust may participate in the Long-Term Incentive Plan. "Key employees" are those employees of SouthTrust who occupy managerial or other important positions and who have made significant contributions to the business of SouthTrust, as determined by the Human Resources Committee. Approximately five percent of all employees of SouthTrust, as such employees exist from time to time, are expected to participate. As of the date of the initial mailing of this proxy material, five percent of the employees of SouthTrust represents approximately 650 persons. The Human Resources Committee, in its discretion, will select the award recipients.

     The Long-Term Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices which are not less than the fair market value of shares of Common Stock at the close of business on the date of grant. The Long-Term Incentive Plan also provides for the grant of SARs (either in tandem with stock options or freestanding), which entitle holders upon exercise to receive either cash or shares of Common Stock or a combination thereof, as the Human Resources Committee in its discretion shall determine, with a value equal to the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) the fair market value of such shares on the date of grant (or, if different, the exercise price of the related option in the case of a tandem SAR).

     Awards of options under the Long-Term Incentive Plan, which may be either incentive stock options (which qualify for special tax treatment) or non-qualified stock options, are determined by the Human Resources Committee. The terms and conditions of each option and of any SAR are to be determined by the Human Resources Committee at the time of grant.

     Exercise of an option (or an SAR) will result in the cancellation of any related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised. Options and SARs granted under the Long-Term Incentive Plan will expire not more than 10 years from the date of grant, and the option agreements entered into with the optionees will specify the extent to which options and SARs may be exercised during their respective terms, including in the event of the optionee's death, disability or termination of employment. Payment for shares issuable pursuant to the exercise of an option may be made either in cash or by tendering shares of Common Stock with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

     The Long-Term Incentive Plan provides for the issuance of shares or restricted stock to such key employees and on such terms and conditions as determined from time to time by the Human Resources Committee. The restricted stock award agreement with a participant will set forth the terms of the award, including the applicable restrictions. Such restrictions may include the continued service of the participant with SouthTrust, the attainment of specified performance goals or any other condition deemed appropriate by the Human Resources Committee.

     The stock certificates evidencing the restricted stock will bear an appropriate legend and will be held in the custody of SouthTrust until the applicable restrictions have been satisfied. Subject to certain limited exceptions, the participant cannot sell, transfer, pledge, assign or otherwise alienate or hypothecate shares of restricted stock until the applicable restrictions have been satisfied. Once the restrictions are satisfied, the shares will be delivered to the participant. During the period of restriction, the participant may exercise full voting rights with respect to the restricted stock. The participant will also be credited with dividends with respect to the restricted stock. Such dividends may be payable currently or may be subject to additional restrictions (including restrictions as to the time of payment) as determined by the Human Resources Committee and set forth in the award agreement.

     In addition to restricted stock, the Human Resources Committee may award performance units/shares to selected key employees. The value of a performance unit/share will equal the fair market value of a share of Common Stock. The Long-Term Incentive Plan provides that the number of performance units/shares granted and/or the vesting of performance units/shares can be contingent on the attainment of certain performance goals or other conditions over a period of time (the "Performance Period"), all as determined by the Human Resources Committee and evidenced by an award agreement. During the Performance Period, the Human Resources Committee will determine what number (if any) of performance units/shares have been earned. Earned performance units/shares may be paid in cash, shares of Common Stock or a combination thereof having an aggregate fair market value equal to the value of the earned performance units/shares as of the payment date. Common Stock used to pay earned performance units/shares may have additional restrictions as determined by the Human Resources Committee. Earned but unpaid performance units/shares may be entitled to dividends as determined by the Human Resources Committee and evidenced in the award agreement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN.

                        APPROVAL AND RATIFICATION OF THE
              AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND THE
                  AMENDED AND RESTATED 1984 STOCK OPTION PLAN

     The Board of Directors of SouthTrust has adopted and amended from time to time the Amended and Restated 1984 Stock Option Plan (hereinafter the "1984 Plan") and the 1993 Stock Option Plan (the "1993 Plan"). The Board of Directors has approved, subject to the approval of the stockholders of SouthTrust, certain amendments to the 1993 Plan and the 1984 Plan, along with a restatement of each of the plans incorporating all prior amendments. These amendments effect certain clarifying administrative changes for the purpose of conforming such plans to the Long-Term Incentive Plan.

     Prior to the adoption of the Long-Term Incentive Plan in 1996, SouthTrust used the 1993 Plan and the 1984 Plan (collectively, the "Stock Option Plans"), to grant to key employees incentive stock options ("ISOs") and nonqualified stock options ("NQSOs"). Upon the adoption of the Long-Term Incentive Plan, SouthTrust ceased granting new options under the 1993 Plan and the 1984 Plan. There are, however, previously granted options that remain outstanding and that are subject to the terms of the 1993 Plan and the 1984 Plan.

     The 1993 Plan and the 1984 Plan each currently provide that the plans are administered by the Stock Option Committee of the Board of Directors. The present name of this committee is the Human Resources Committee, and the Stock Option Plans are being amended to reflect this correction. Furthermore, the Stock Option Plans are being amended to provide that upon a change in the number of outstanding shares of Common Stock by reason of a stock dividend, stock split, recapitalization or other similar corporate change, a corresponding adjustment shall be made in the aggregate number of shares of Common Stock subject to each outstanding option, the stated option price and the aggregate number of shares reserved for issuance under the Stock Option Plans without any further action by the Human Resources Committee. Nonetheless, the Human Resources Committee retains the discretion to make any further adjustments as are necessary to prevent dilution or enlargement of rights.

     In addition to the foregoing amendments, the 1993 Plan and the 1984 Plan were each amended by the Board of Directors in 1997 to provide that in the case of retirement after attainment of age 60, a grantee under each of the Stock Option Plans will have until the expiration date of any NQSO granted under the Stock Option Plans in which to exercise such option. Previously, each of the 1993 Plan and the 1984 Plan had provided that a grantee would have three (3) years from the date of retirement after age 60 in which to exercise any NQSO.

     Other than for the inclusion of each of the foregoing amendments, the Amended and Restated 1993 Stock Option Plan and the Amended and Restated 1984 Stock Option Plan, contain the same terms and conditions as were approved by the stockholders of SouthTrust at the Annual Meeting held on April 19, 1995.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND THE AMENDED RESTATED 1984 STOCK OPTION PLAN.

                               NEW PLAN BENEFITS

     As indicated above, awards are no longer being granted under the 1993 Plan and the 1984 Plan. The following tabulation reflects certain information respecting the amounts of the awards that will be received by the following persons under the Long-Term Incentive Plan and the Discount Stock Plan.

                                                                                     DISCOUNT STOCK PLAN
                                                         LONG-TERM INCENTIVE PLAN   ---------------------
                                                         ------------------------          NUMBER
NAME AND POSITION                                          NUMBER OF OPTIONS(1)     OF ELIGIBLE SHARES(2)
-----------------                                        ------------------------   ---------------------
Wallace D. Malone, Jr..................................          175,000                      732
  Chief Executive Officer
  and President of SouthTrust
Julian W. Banton.......................................           75,000                      732
  President and Chief Executive
  Officer of SouthTrust Bank,
  National Association
Thomas H. Coley........................................           20,000                      732
  Executive Vice President of
  SouthTrust Bank,
  National Association
James W. Rainer........................................                0                      732
  Executive Vice President of
  SouthTrust
E. Frank Schmidt.......................................           23,500                      732
  Executive Vice President of
  SouthTrust Bank,
  National Association
Executive Officer Group................................          356,750                    7,062
Non-Executive Director Group(3)........................                0                        0
Employee Group.........................................          738,400                        *

---------------

(1) Represents options granted pursuant to Article 6 of the Long-Term Incentive Plan to the persons described above with respect to fiscal 2000. The amounts may increase if additional grants are made during the year.
(2) Represents the maximum number of shares that may be purchased at the discount price established pursuant to the Employee Discount Plan terms using the price on the first trading day of the year.
(3) Non-executive officer directors of SouthTrust are not eligible to participate in either the Long-Term Incentive Plan or the Discount Stock Plan.
  * Amounts for Employee Group are not determinable until the close of calendar year 2000.

                             EXECUTIVE COMPENSATION

     The following information provides certain details concerning the cash and equity-based compensation payable to certain executives of SouthTrust as well as certain other information.

FIVE YEAR TOTAL STOCKHOLDER RETURN

     The following indexed graph compares the cumulative total stockholders' return on SouthTrust Common Stock for the past five years with the cumulative total return of the Standard and Poor's 500 Index and the Standard and Poor's Major Regional Bank Index during the same period. This presentation assumes that $100 was invested in shares of the relevant issuers on December 31, 1994, and that dividends received were immediately reinvested in additional shares. The graph depicts the value of the initial $100 investment at one-year intervals.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             SOUTHTRUST CORPORATION
                    (PERFORMANCE THROUGH DECEMBER 31, 1999)

                                                                                                         S&P MAJOR REGIONAL BANK
                                                 SOUTHTRUST CORPORATION           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------          -----------------------
12/94                                                      100                         100                         100
12/95                                                      147                         137                         157
12/96                                                      206                         169                         215
12/97                                                      384                         225                         323
12/98                                                      342                         289                         356
12/99                                                      358                         350                         306

REPORT OF THE HUMAN RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

     The Human Resources Committee of the Board of Directors of SouthTrust annually establishes the compensation of the executive officers of SouthTrust and certain of its subsidiaries. In doing so, the Human Resources Committee's primary objective is to ensure that the compensation programs for executives motivate executives to produce superior performance for SouthTrust and to provide superior returns to stockholders of SouthTrust.

     An executive's compensation is established after a careful review of competitive practices to ensure that the total compensation opportunity afforded such executive compares favorably to similarly situated executives at peer financial institutions. A significant portion of an executive's total compensation is variable and is based on short-term and long-term performance of SouthTrust. Short-term performance of SouthTrust is rewarded, in the case of the senior executive officers of SouthTrust, by annual cash bonuses under the Senior Officer Performance Incentive Plan and, in the case of certain other executives of SouthTrust, by annual cash bonuses under a similar incentive plan, the amount and criterion of which are established in advance by the Human Resources Committee. The Long-Term Incentive Plan (and prior to its adoption, predecessor stock option plans of SouthTrust) is the principal mechanism for rewarding executives for the long-term performance of SouthTrust.

     The following is a description of the compensation programs of SouthTrust and the manner in which such plans relate to the objectives outlined above:

  Base Salary

     The base salaries of the five highest paid executives of SouthTrust are listed in the Summary Compensation Table. The base salary of each executive is reviewed annually by the Human Resources Committee. Each executive's base pay is determined by considering the performance of the individual as well as the executive's experience and total responsibility in comparison to other executives of SouthTrust and executives of peer institutions. In doing so, the Human Resources Committee seeks to ensure that the base salary of each executive is competitive and rewards the executive for the executive's performance and total contribution to the success of SouthTrust.

     As part of this process, the Human Resources Committee reviews a number of salary surveys produced by various compensation consulting firms. While this survey data includes banking institutions from across the country, the Human Resources Committee primarily concentrates on data from SouthTrust's peer institutions, which the Human Resources Committee considers to be southeastern banks and bank holding companies with total assets ranging from $15 to $70 billion. Although this group is not identical to Standard and Poor's Major Regional Bank Index, many of these institutions are included in such index. These peer institutions were selected because they are located within SouthTrust's operating region and are of an asset size that is significant but not greatly in excess of SouthTrust's asset size. In establishing the 1999 base salaries for the executives listed in the Summary Compensation Table, the Human Resources Committee considered the base salary of each such executive, the performance and experience of each such executive and the base salaries for comparable executives reported by the peer institutions. Comparing SouthTrust to this survey data of peer institutions of its approximate size and without any regard for any other variable, the surveys indicated that the base salaries of the executives of SouthTrust listed in the Summary Compensation Table varied by position, but in general were at approximately the 50th percentile of the array of base salaries reported by such peer institutions.

  Annual Incentive Compensation

     The Senior Officer Performance Incentive Plan is designed to reward senior executives annually for achieving the after-tax net income goals of SouthTrust for the preceding year. Upon completion of the business plan for the forthcoming year, the Chief Executive Officer of SouthTrust presents to the Human Resources Committee the net income goal of SouthTrust on a consolidated basis and the net income goals of the various subsidiaries of SouthTrust for such year.

     With respect to the executive officers named in the Summary Compensation Table, the potential incentive award for each executive under the Senior Officer Performance Incentive Plan is dependent upon each executive's level of responsibility and the judgement of the Human Resources Committee of the executive's potential contribution to the achievement of the particular net income goals. For 1999, the range of potential awards for such executives under the Senior Officer Performance Incentive Plan, other than the Chief Executive Officer, was between 33.34% and 130% of the executive's annual base salary, with each individual executive being assigned minimum, target and maximum awards. An executive whose award is based upon a net income goal of SouthTrust earns no award if less than 95% of the target goal is achieved, earns incremental percentages of the award if more than 95% but less than 105% of the target goal is achieved and earns the maximum award if 105% of the target goal is achieved.

     The amounts awarded SouthTrust's five highest paid executives in 1999 under the Senior Officer Performance Incentive Plan are included in the Annual Compensation-Bonus column of the Summary Compensation Table. Comparing SouthTrust to the peer institutions described above, the incentive opportunities available to eligible executives under the Senior Officer Performance Incentive Plan approximates the average opportunities available at other peer institutions.

  Long-Term Incentive Compensation

     The Long-Term Incentive Plan of SouthTrust makes available to the Human Resources Committee various methods of compensating and rewarding executives of SouthTrust, including the grant or award of stock options, stock appreciation rights, restricted stock and performance units/shares. The various grants or awards under the Long-Term Incentive Plan are used by the Human Resources Committee to reward management decisions that result in the long-term success of SouthTrust. The Long-Term Incentive Plan was adopted in 1996 and amended in 1998 and 1999 by SouthTrust, and except for outstanding grants of stock options, replaced the predecessor stock option plans of SouthTrust.

     The Human Resources Committee believes that stock ownership encourages and rewards management decisions that result in the long-term success of SouthTrust. In the past, stock options have been one of SouthTrust's principal long-term incentive mechanisms, and the Human Resources Committee anticipates that the various stock ownership mechanisms offered by the Long-Term Incentive Plan will be used to further such stock ownership by executives.

     Stock Options and Purchase Rights. The value of stock options is dependent upon an appreciation in the value of the underlying shares of Common Stock. To encourage a long-term perspective, options have a ten-year exercise period, and options cannot be exercised before a one-year period has elapsed from grant date.

     The Board of Directors of SouthTrust determines the aggregate number of shares of Common Stock to be allocated annually for use in connection with the grant of stock options, and the Human Resources Committee then grants stock options to particular executives. The number of shares of Common Stock subject to options granted by the Human Resources Committee to a particular executive is determined in light of the executive's level of responsibility, seniority and previous grants of stock options to such executive.

     Information respecting the peer institutions described above indicates that the shares of Common Stock subject to stock options granted to SouthTrust's most highly compensated executives, other than the Chief Executive Officer, during 1999 in general approximated the average grants reported with respect to comparable executives of peer institutions of comparable size to SouthTrust. In addition, the total number of shares of Common Stock subject to outstanding stock options as of September 30, 1999, as a percentage of SouthTrust's then total outstanding Common Stock, is below the median reported by peer institutions of comparable size to SouthTrust.

     For 1999, SouthTrust also maintained the 1990 Discounted Stock Plan, which was available to all employees including executives who have at least five years of service with SouthTrust. For information respecting the 1990 Plan, see the information set forth under the heading "Stock Options and Discounted Stock Plans" in this Proxy Statement. Awards under the 1990 Plan have not been used extensively as a vehicle for executive compensation. In December 1999, the Board of Directors took action to provide that there will be no further grants under the 1990 Plan.

     The Board of Directors has approved, subject to stockholder approval, the adoption of a new Discount Stock Payroll Purchase Plan. Information regarding the specific provisions of this plan are more fully described in the section of this Proxy Statement entitled "Approval and Ratification of the SouthTrust Corporation Discount Stock Payroll Purchase Plan." This plan is intended to be a broad based stock ownership plan qualified under Section 423 of the Internal Revenue Code, and as such is also not intended to be used as a vehicle for executive compensation. In fact, this new plan actually reduces the opportunity available to highly compensated employees from the levels provided in the predecessor 1990 Plan.

     Other Stock-Based Incentive Compensation. Under the Long-Term Incentive Plan, one of the mechanisms available to the Human Resources Committee is the award of performance units/shares. The number of performance units/shares granted to a particular executive, as well as the vesting of such performance units/shares, is contingent upon certain performance goals and/or conditions being met over a period of time. The Human Resources Committee determines whether and to what extent the grants have been earned; such grants are payable in cash, shares of Common Stock of SouthTrust or a combination thereof, as specified in the grant, with the fair market value of performance units/shares (based on the then trading value of SouthTrust's Common Stock) being determined as of the date earned.

     The percentage of the shares of Common Stock of SouthTrust subject to outstanding grants of performance units/shares as of December 31, 1999 falls somewhat below the median percentage reported by peer institutions of comparable size to SouthTrust.

     Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), Congress has limited to $1 million per year the tax deduction available to public companies for certain compensation paid to designated executive officers. The proposed regulations provide an exception from this limitation for certain performance-based compensation, assuming that various requirements are met. The Senior Officer Performance Incentive Plan and the Long-Term Incentive Plan are designed to satisfy this exception for awards issued thereunder. The stockholders of SouthTrust previously have approved the material terms and conditions of the performance goals under which compensation is to be paid pursuant to the Senior Officer Performance Incentive Plan and the Long-Term Incentive Plan. Accordingly, SouthTrust anticipates being entitled to deduct an amount equal to the taxable income reportable by each participant in the Senior Officer Performance Incentive Plan and the Long-Term Incentive Plan as a result of any award made under the respective plan up to a maximum limit of $4,000,000 with respect to the Senior Officer Performance Incentive Plan and, with respect to the Long-Term Incentive Plan, up to $3,000,000, plus any amounts that may be deductible with respect to grants of stock, stock options or restricted stock, up to 1,125,000 shares in any given year. To the extent feasible, the Human Resources Committee of SouthTrust intends that awards of compensation under its various incentive plans to its executive officers qualify for deductibility under OBRA, but the Human Resources Committee and the Board of Directors of SouthTrust reserve the right, in light of the overall goals and objectives of SouthTrust, to exceed such limitation if it is determined to be in the best interest of SouthTrust and its stockholders.

  Chief Executive Officer Compensation

     The Human Resources Committee meets in executive sessions to review the Chief Executive Officer's salary and periodically engages independent consultants to advise the Human Resources Committee on the compensation practices of similarly situated institutions.

     The 1999 base salary increase for the Chief Executive Officer was established after a review of the salaries of comparable executives of the peer institutions referred to above. This analysis contained information on all components of the Chief Executive Officer's compensation. After reviewing the data and giving substantially the same weight to SouthTrust's substantial asset growth and sustained performance, including increased net income and increased earnings per share, the Human Resources Committee established the Chief Executive Officer's base salary for 1999. The Chief Executive Officer's base salary for 1999 was at approximately the 80th percentile of the array of salaries for chief executive officers of all peer institutions as reported by such institutions.

     For 1999, the Human Resources Committee increased the opportunity available to the Chief Executive Officer under the Senior Officer Performance Incentive Plan to a range of 66.67% to 200% of base salary if the target award for SouthTrust's net income was achieved. Under this plan, the Chief Executive Officer would earn no award if less than 95% of the target goal is achieved, would earn incremental percentages of the award if more than 95% but less than 105% of the target goal is achieved, and would earn the maximum award if 105% of the target goal is achieved. Since SouthTrust's 1999 net income exceeded the maximum target goal established by the Human Resources Committee, the incentive award paid the Chief Executive Officer under the Senior Officer Plan was equal to 190.40% of base salary. This amount is in excess of the target award based on the achievement of net income goals, but falls slightly short of the maximum 200% opportunity available.

     During 1999, the Chief Executive Officer was granted annual stock options to purchase 535,000 shares of Common Stock through two separate stock option grants during the year, one grant of 175,000 shares awarded in the course of the annual grant including all eligible employees, and a second grant of 360,000 shares that was awarded based on the sustained performance of increasing net income and performance of SouthTrust and a review of competitive data with respect to the opportunity that had been available to the Chief Executive Officer in previous years. The first stock option of 175,000 shares awarded to the Chief Executive Officer was increased over the number of shares received in 1998 based on a review of competitive data. When combined with the second grant of 360,000 shares, the 1999 combined annual stock option award, as a percentage of base salary, is above average when compared to the awards reported by the peer institutions of comparable size to SouthTrust. The Human Resources Committee intends, however, that the second grant to the Chief Executive Officer will not recur in future years. In addition, in 1999 the Human Resources Committee also awarded to the Chief Executive Officer 20,250 performance units/shares. The 1999 grant of the performance units/shares to the Chief Executive Officer is for a 36 month performance period beginning on January 1, 1999, and ending December 31, 2001. The amount of the payment will vary depending upon the performance attained. The amount of the payment made in 1999 to the Chief Executive Officer in 1999 in respect of performance units/shares, when compared to other peer institutions and weighted in terms of a percentage of base salary, is slightly below average to that reported by peer institutions of comparable size to SouthTrust.

  Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     During 1999, the members of the Human Resources Committee were as follows:

          Carl F. Bailey, Chairman
          William C. Hulsey
          H. Allen Franklin

     None of the members of the Human Resources Committee have served as officers of SouthTrust or any of its subsidiaries. During 1999, Mr. Malone served as a member of the Compensation Committee of American Cast Iron Pipe Co., of which Mr. Richey is President and Chief Executive Officer. None of the Human Resources Committee members have any other relationship to SouthTrust or any of its subsidiaries other than as customers of SouthTrust's subsidiary banks, in the ordinary course of business.

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth certain information concerning compensation for services rendered to SouthTrust by SouthTrust's Chief Executive Officer and the four other most highly compensated executive officers of SouthTrust for each of the last three fiscal years:

                                 ANNUAL COMPENSATION(1)                              LONG TERM COMPENSATION
                             ------------------------------                  --------------------------------------
                                                                                     AWARDS               PAYOUTS
                                                                             -----------------------     ----------
                                                                 OTHER       RESTRICTED
                                                                 ANNUAL        STOCK       OPTIONS          LTIP       ALL OTHER
                                                              COMPENSATION     AWARDS      (NUMBER        PAYOUTS     COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)   BONUS($)(2)      ($)(3)         ($)       OF SHARES)        ($)           ($)
---------------------------  ----   ---------   -----------   ------------   ----------   ----------     ----------   ------------
Wallace D. Malone, Jr.,....  1999   $975,000    $1,856,400      $64,167         N/A        535,000(5)    $1,350,463      $88,342(9)
  Chief Executive Officer    1998    900,000     1,425,000(4)    54,453         N/A        900,001(6)(7)    958,776(4)    75,180(9)
  of SouthTrust              1997    800,016       895,000       11,044         N/A        135,000(7)     1,408,267(8)    70,082(9)
Julian W. Banton,..........  1999    492,333       609,312        5,347         N/A         65,000          540,185       44,620(10)
  Chairman, President and    1998    414,000       464,000            0         N/A         49,501(7)       403,420       37,105(10)
  Chief Executive Officer    1997    344,350       197,193            0         N/A         37,500(7)       592,550(8)    30,316(10)
  of SouthTrust Bank,
  National Association
Thomas H. Coley,...........  1999    260,000       188,294            0         N/A         20,000          155,303       23,573(10)
  Executive Vice President   1998    255,000       153,255            0         N/A         15,001(7)       298,635       22,850(10)
  of SouthTrust Bank,        1997    240,000       118,440            0         N/A         12,750(7)       438,642(8)    21,164(10)
  National Association
James W. Rainer, Jr.,......  1999    225,200       214,390            0         N/A         20,000          256,588       20,483(10)
  Executive Vice President   1998    214,200       160,500            0         N/A         15,001(7)       254,102       19,264(10)
  of SouthTrust              1997    204,000       132,600            0         N/A         12,300(7)       373,230(8)    18,080(10)
E. Frank Schmidt,..........  1999    255,000       201,659            0         N/A         20,000          270,093       23,182(10)
  Executive Vice President   1998    240,000       165,600            0         N/A         15,001(7)       275,058       21,573(10)
  of SouthTrust Bank,        1997    220,000        93,478            0         N/A         11,250(7)       404,413       19,495(10)
  National Association

---------------

 (1) Although each person received perquisites or other personal benefits in the years shown, the value of these benefits did not exceed in the aggregate the lesser of $50,000 or 10% of such person's salary and bonus in any year.
 (2) Represents amounts paid to each executive officer under the Senior Officer Performance Incentive Plan as well as other bonuses paid for a given year.
 (3) Represents life insurance premiums and additional taxes owed on the additional compensation paid by SouthTrust on behalf of each executive officer.
 (4) Amounts reported for 1998 under the categories of Bonus and LTIP Payouts have been revised from the amounts set forth in the 1999 Proxy Statement for such categories in the same period to reflect proper classification of such amounts. The revisions do not change the aggregate compensation reported for 1998.
 (5) Includes a special grant of a Non-Qualified Stock Option covering an aggregate of 360,000 shares of Common Stock, more fully described in the Report of the Human Resources Committee on Executive Compensation.
 (6) Includes special grants of Non-Qualified Stock Options covering an aggregate of 750,000 shares of Common Stock.
 (7) Share amounts reflect adjustment for a 3 for 2 split of the common stock of SouthTrust effective February 26, 1998.
 (8) The LTIP Payout amount for 1997 has been revised from the amount set forth in the 1998 Proxy Statement to set forth the actual amount earned for the Performance Period ended December 31, 1997 consistent with prior years methodology and presentation.
 (9) Includes (i) $30,000 for Mr. Malone, which amount was withheld by SouthTrust from deferred compensation due Mr. Malone in each of 1998, 1997 and 1996 in order to defray the costs of SouthTrust agreeing to pay Mr. Malone an annual sum, commencing at the age of 60 and continuing for the greater of his lifetime or 15 years, (ii) payments by SouthTrust to defined contribution plans maintained by SouthTrust (including qualified and non-qualified compensation plans) and (iii) the value of certain insurance coverage.
(10) Represents payments by SouthTrust to defined contribution plans maintained by SouthTrust (including qualified and non-qualified compensation plans) on behalf of the executive officers.

STOCK OPTIONS AND DISCOUNTED STOCK PLANS

     Pursuant to the Long-Term Incentive Plan (and the predecessor stock option plans of SouthTrust), SouthTrust grants to key employees of SouthTrust either incentive stock options ("ISO's") or non-qualified stock options ("NQSO's"), and pursuant to the 1990 Plan in 1999 and earlier years, and the Discount Stock Plan for years beginning in 2000 and afterwards, awards to purchase shares of common stock of SouthTrust at a discount are made to eligible employees, including executive officers of SouthTrust.

     The grant of stock options has been, and will be, made subject to the following limitations: (i) the option price will be not less than 100% of the fair market value of the Common Stock on the date a grant is determined to be made; (ii) no option may be exercised after ten years from the effective date of the grant; and (iii) such other conditions as the Human Resources Committee, which administers the Stock Option Plans, may determine.

     The 1990 Plan and the Discount Stock Plan were established in order to give all employees an opportunity to acquire equity interest in SouthTrust at a discount (17.5% in the case of the 1990 Plan and 15% in the case of the Discount Stock Plan) to the market price, and awards are made to all employees (including executive officers) who have completed five years of full time service to SouthTrust and its subsidiaries in the case of the 1990 Plan and two years of such service in the case of the Discount Stock Plan. A total of 1,114,789 shares of Common Stock of SouthTrust is reserved for issuance under the 1990 Plan, and the aggregate purchase price of shares of Common Stock awarded to each employee may not exceed 10% of the annual salary of each employee. Certain restrictions are imposed on the shares of Common Stock awarded under the 1990 Plan and, under certain circumstances, SouthTrust may repurchase such shares. In December 1999, the Board of Directors took action to provide that there will be no further grants under the 1990 Plan. The Board of Directors has adopted the Discount Stock Plan, subject to stockholder approval, to be effective as of January 1, 2000. The Discount Stock Plan is described in greater detail under the heading "Approval and Ratification of the SouthTrust Corporation Discount Stock Payroll Purchase Plan."

     The following table sets forth information concerning grants of stock options and rights during fiscal year 1999 to each executive officer listed below:

                  OPTION AND RIGHT GRANTS IN FISCAL YEAR 1999

                                                           INDIVIDUAL GRANTS
                               --------------------------------------------------------------------------
                                                                                        POTENTIAL
                                            % OF TOTAL                               REALIZABLE VALUE
                                OPTIONS      OPTIONS     EXERCISE                ASSUMING RATES OF STOCK
                                GRANTED      GRANTED     OR BASE                  PRICE APPRECIATION OF
                               (NUMBER OF   EMPLOYEES     PRICE     EXPIRATION   ------------------------
NAME                           SHARES)(1)    IN 1999      ($/SH)       DATE        5%(2)        10%(2)
----                           ----------   ----------   --------   ----------   ----------   -----------
Wallace D. Malone, Jr........   175,000(3)     13.7%     37.8125      1/20/09    $4,161,518   $10,546,095
                                360,000(4)     28.3      36.6600     10/19/09     8,299,908    21,033,576
Julian W. Banton.............    65,000(3)      5.1      37.8125      1/20/09     1,545,707     3,917,121
Thomas H. Coley..............    20,000(3)      1.6      37.8125      1/20/09       475,602     1,205,268
James W. Rainer, Jr..........    20,000(3)      1.6      37.8125      1/20/09       475,602     1,205,268
E. Frank Schmidt.............    20,000(3)      1.6      37.8125      1/20/09       475,602     1,205,268

---------------

(1) Does not include awards during 1999 under the 1990 Plan to Mr. Malone to purchase 3,221 shares, Mr. Banton to purchase 1,533 shares, Mr. Coley to purchase 859 shares, Mr. Rainer to purchase 744 shares, and Mr. Schmidt to purchase 842 shares of common stock, respectively, at a 17.5% discount to the then market price of such shares; none of such persons purchased any shares of common stock under the 1990 Discount Stock Plan during 1999 except for Mr. Malone, who purchased 3,221 shares.
(2) These numbers are calculated by comparing the exercise price of such options and the market value of the shares of Common Stock subject to such options, assuming that the market price of such shares increases by 5% and 10%, respectively, during each year that the options are exercisable.
(3) Each of the options granted to the named executives in 1999 became exercisable on January 20, 2000, with the exception of 2,644 shares granted to Mr. Malone which become exercisable on January 20, 2001 and 2,644 of the shares granted to Mr. Banton which also become exercisable on January 20, 2001. The exercisability of such options is not subject to any future performance-based condition.
(4) This option was granted to Mr. Malone as of October 20, 1999 and vests incrementally (33.33% each year) for a period of three years.

     The following table sets forth the number of stock options exercised and the dollar value realized thereon by each of the executives listed below during 1999, along with the number and dollar value of any options remaining unexercised at year end (share amounts reflect adjustment for a 3 for 2 split of the Common Stock of SouthTrust effective on February 26, 1998):

                   AGGREGATED STOCK OPTION EXERCISES IN 1999
                      AND DECEMBER 31, 1999 OPTION VALUES

                                                                     NUMBER OF           VALUE OF
                                                                      SHARES            UNEXERCISED
                                                                    UNDERLYING         IN-THE-MONEY
                                                                    OPTIONS AT          OPTIONS AT
                                   NUMBER OF                       DECEMBER 31,        DECEMBER 31,
                                    SHARES                             1999                1999
                                   ACQUIRED                       EXERCISABLE(1)/     EXERCISABLE(1)/
NAME                              ON EXERCISE   VALUE REALIZED     UNEXERCISABLE       UNEXERCISABLE
----                              -----------   --------------   -----------------   -----------------
Wallace D. Malone, Jr. .........    83,399        $1,849,901          786,071           $8,494,226
                                                                      902,645              360,000
Julian W. Banton................    13,149           473,480          275,511            4,165,273
                                                                        2,644                    0
Thomas H. Coley.................     5,000           174,467          104,439            1,524,682
                                                                            0                    0
James W. Rainer, Jr. ...........    13,243           343,341           94,835            1,417,300
                                                                            0                    0
E. Frank Schmidt................     6,000           197,736          105,948            1,481,465
                                                                            0                    0

---------------

(1) Includes options exercisable within 60 days of December 31, 1999, but excludes options disposed of by gift as of such date.

     The following tabulation sets forth certain information regarding the number of performance units/shares or other rights granted under the Long-Term Incentive Plan of SouthTrust during 1999:

                   LONG-TERM INCENTIVE PLAN -- GRANTS IN 1999

                                                                       ESTIMATED FUTURE PAYOUTS
                                                      PERFORMANCE          UNDER NON-STOCK
                                        NUMBER OF       OR OTHER          PRICE-BASED PLANS
                                      SHARES, UNITS   PERIOD UNTIL   ----------------------------
                                        OR OTHER       MATURATION    THRESHOLD   TARGET   MAXIMUM
NAME                                  RIGHTS (#)(1)    OR PAYOUT        (#)       (#)       (#)
----                                  -------------   ------------   ---------   ------   -------
Wallace D. Malone, Jr. .............     20,250        36 months       9,000     20,250   60,750
Julian W. Banton....................      8,700        36 months       3,867      8,700   26,100
Thomas H. Coley.....................      4,200        36 months       1,867      4,200   12,600
James W. Rainer, Jr. ...............      3,150        36 months       1,400      3,150    9,450
E. Frank Schmidt....................      4,200        36 months       1,867      4,200   12,600

---------------

(1) The grant of performance units/shares or other rights under the Long-Term Incentive Plan is conditioned on the satisfaction of certain performance criteria, as chosen by the Human Resources Committee from among the following measures: return on average stockholder's equity, return on average assets, net income, earnings per common share, total stockholder return, and such other criteria as may be established by the Human Resources Committee in writing.

EXECUTIVE EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

     SouthTrust is a party to an employment agreement with Mr. Wallace D. Malone, Jr. providing for the employment of Mr. Malone in a capacity at least equal to the capacity in which the executive was serving as of October 1984 for an initial term commencing as of October 19, 1984 and ending on December 31, 1992, unless the executive (if eligible) elects early retirement, and subject to being automatically renewed for an additional period of one year, so that the term of employment under the employment agreement always will be at least five years. The employment agreement provides further that if the executive is terminated for any reason other than his death or disability or for cause, which is defined in the employment agreement as certain acts of dishonesty and certain acts competitive with SouthTrust, or if the executive elects to terminate the employment agreement for good reason, which is defined to include a change of duties or certain relocations, or if, during a limited period following a change of control of SouthTrust, the executive elects to terminate the employment agreement without any reason, the executive is entitled to receive annual compensation, based upon the executive's annual base salary as in effect immediately prior to such termination and the executive's highest annual bonus for a specified period prior to such termination, for a period of five years.

     SouthTrust or certain of its subsidiaries are parties to certain agreements with Messrs. Banton, Coley, Rainer and Schmidt, as well as certain other executive officers of SouthTrust and its subsidiaries, that become effective only upon a change of control of SouthTrust, and that provide for employment of such executive for a period of three years and provide that, if the executive is terminated for any reason other than his death or disability or for cause, such executive is entitled to receive annual compensation, based upon the executive's annual base salary as in effect immediately prior to such termination and the executive's highest annual bonus for a specified period prior to such termination, for a period of three years.

     The employment agreement with Mr. Malone, as well as the change of control employment agreements with the other executives described above, provide that additional payments will be made to such persons to reimburse them for any excise taxes that may be owed in the event that payments under such agreements exceed the limitations of Section 280G of the Code.

     SouthTrust maintains a Retirement Income Plan (the "Retirement Plan") which is a noncontributory, defined benefit plan and covers all employees who have been in the employ of SouthTrust or one of its subsidiaries for more than one year. The Retirement Plan provides generally for an annual benefit commencing at age 65 equal to 1.55% of the employee's average base compensation during the highest five consecutive years of the fifteen years preceding retirement, less 1.25% of primary Social Security benefits in effect at the time of retirement, for each year of credited service. SouthTrust also maintains an Additional Retirement Plan for certain executives that provides for benefits that mirror those of the Retirement Plan on compensation excluded by IRS regulations from inclusion in the Retirement Plan. In addition, for the period of time from 1987 until 1999, Mr. Malone was excluded from participation in the Retirement Plan and all of the pension benefits provided by SouthTrust with respect to Mr. Malone were made under the Additional Retirement Plan. During 1999, the Retirement Plan was amended to again include Mr. Malone. Because the Additional Retirement Plan is offset by benefits earned under the Retirement Plan, this change will have no effect on the total retirement benefits provided to Mr. Malone. SouthTrust also maintains a Performance Incentive Retirement Benefit Plan designed to provide retirement benefits on the short-term incentive compensation of certain executives selected for participation by the Human Resources Committee including Messrs. Malone, Banton, Coley, Rainer, and Schmidt. The plan formula mirrors the formula in the Retirement Plan and applies it to the short-term incentive compensation paid to included executives. SouthTrust also maintains certain deferred compensation and similar agreements which pay Mr. Malone and others certain amounts upon retirement.

     The following table shows the annual pension benefits under the Retirement Plan, the Additional Retirement Plan and the Performance Incentive Retirement Benefit Plan for retirement at age 65 based upon various compensation amounts and years of service. The effects of integration with Social Security benefits have been excluded from the table, because the amount of reduction in benefits due to integration varies depending on the employee's age at the time of retirement and changes in the Social Security laws.

                               PENSION PLAN TABLE

                                                              YEARS OF SERVICE
                                        ------------------------------------------------------------
REMUNERATION                            15 YEARS    20 YEARS     25 YEARS     30 YEARS     35 YEARS
------------                            --------   ----------   ----------   ----------   ----------
 $ 125,000............................  $ 29,063   $   38,750   $   48,438   $   58,125   $   67,813
   150,000............................    34,875       46,500       58,125       69,750       81,375
   175,000............................    40,688       54,250       68,813       81,375       94,938
   200,000............................    46,500       62,000       77,500       93,000      108,500*
   225,000............................    52,313       69,750       87,188      104,625*     122,063*
   250,000............................    58,125       77,500       96,875      116,250*     135,625*
   300,000............................    69,750       93,000      116,250*     139,500*     162,750*
   400,000............................    93,000      124,000*     155,000*     186,000*     217,000*
   500,000............................   116,250*     155,000*     193,750*     232,500*     271,250*
   600,000............................   139,500*     186,000*     232,500*     279,000*     325,500*
   700,000............................   162,750*     217,000*     271,250*     325,500*     379,750*
   800,000............................   186,000*     248,000*     310,000*     372,000*     434,000*
   900,000............................   209,250*     279,000*     348,750*     418,500*     488,250*
 1,000,000............................   232,500*     310,000*     387,500*     465,000*     524,500*
 1,500,000............................   348,750*     465,000*     581,250*     697,500*     813,750*
 2,000,000............................   465,000*     620,000*     775,000*     930,000*   1,085,000*
 2,500,000............................   581,250*     775,000*     968,750*   1,162,500*   1,356,250*
 3,000,000............................   697,500*     930,000*   1,162,500*   1,395,000*   1,627,500*
 3,500,000............................   813,750*   1,085,000*   1,356,250*   1,627,500*   1,898,750*

---------------

* Under the Employee Retirement Income Security Act of 1974, the maximum pension benefit under the Retirement Plan is subject to certain limitations, which, while varying in some cases, generally is $102,582. As indicated above, SouthTrust maintains an Additional Retirement Plan and certain deferred compensation and similar agreements which supplement the benefits payable to certain executive officers.

     Base salary figures and short term incentive payments to the Chief Executive Officer and the other executive officers of SouthTrust for the most recent fiscal year are set forth in the Summary Compensation Table. As of December 31, 1999, credited years of service for each such executive officer are as follows: Mr. Malone -- 41 years; Mr. Banton -- 17 years; Mr. Coley -- 12 years; Mr. Rainer -- 35 years; and Mr. Schmidt -- 36 years.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     SouthTrust's executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Commission. Copies of these reports must also be furnished to SouthTrust.

     Based solely on a review of copies of such reports furnished to SouthTrust through the date hereof, or written representations of such officers, directors or stockholders that no reports were required, SouthTrust believes that during 1999 all filing requirements applicable to its officers, directors and stockholders were complied with in a timely manner.

                          TRANSACTIONS WITH MANAGEMENT

     Directors and executive officers of SouthTrust and their associates were customers of and/or had transactions with the banks which are subsidiaries of SouthTrust in the ordinary course of business during the year ended December 31, 1999, and may continue to do so in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risks of collectability or present other features unfavorable to SouthTrust.

                                    AUDITORS

     Arthur Andersen LLP, independent accountants, have been engaged as SouthTrust's auditors since 1989 and will continue to serve as SouthTrust's auditors during 2000. Representatives of Arthur Andersen LLP will be in attendance at the Annual Meeting and will be available to respond to questions from stockholders.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for consideration at the next Annual Meeting of Stockholders must be received by SouthTrust no later than November 10, 2000, to be included in the 2001 proxy materials. A stockholder must notify SouthTrust before January 24, 2001 of a proposal for the 2001 Annual Meeting which the stockholder intends to present other than by inclusion in SouthTrust's proxy material. If SouthTrust does not receive such notice prior to January 24, 2001, proxies solicited by the management of SouthTrust will confer discretionary authority upon the management of SouthTrust to vote upon any such matter.

                              GENERAL INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented for consideration or action at the Annual Meeting, other than that stated in the notice of the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in their best judgment.

                                          By Order of the Board of Directors
                                          SouthTrust Corporation

                                          /s/ Alton E. Yother
                                          ALTON E. YOTHER
                                          Secretary

Birmingham, Alabama
March 10, 2000

                                                                       EXHIBIT I

                             SOUTHTRUST CORPORATION
                      DISCOUNT STOCK PAYROLL PURCHASE PLAN

     The following constitute the provisions of the Discount Stock Payroll Purchase Plan of SouthTrust Corporation.

1. PURPOSE.

     The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean the Human Resources Committee of the Board.

     (d) "Common Stock" shall mean the common stock, par value $2.50 per share, of the Company.

     (e) "Company" shall mean SouthTrust Corporation, a Delaware corporation, and any Designated Subsidiary of the Company.

     (f) "Compensation" shall mean, the annualized rate of base straight time earnings as determined on the first day of the Plan Year, but excludes payments for commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

     (g) "Continuous Service" shall mean the number of full years and completed months of continuous employment with the Company calculated from an Employee's last hire date to his date of severance of employment for any reason. Continuous Service shall not be broken and shall be credited for absences due to vacation, temporary sickness or injury, other paid or unpaid leaves of absence authorized by the Company and leaves of absence which would not cause an individual to cease to be an Employee.

     (h) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (i) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 180 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 181st day of such leave.

     (j) "Exercise Date" shall mean the last Trading Day of each Plan Year.

     (k) "Fair Market Value" shall mean, as of any date, the last sales price of the Common Stock as reported on the Automated Quotation System of the National Association of Securities Dealers, Inc. -- National Market System ("NASDAQ") on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

     (l) "Grant Date" shall mean the first Trading Day of each Plan Year.

     (m) "Plan" shall mean this Discount Stock Payroll Purchase Plan.

     (n) "Plan Year" shall mean the period of approximately twelve (12) months commencing on the first Trading Day on or after January 1st of each calendar year and terminating on the last Trading Day of each calendar year.

     (o) "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Grant Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Committee pursuant to Section 20.

     (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (q) "Trading Day" shall mean a day on which NASDAQ is open for trading.

3. ELIGIBILITY.

     (a) Subject to the limitations set forth herein, every Employee of the Company shall be eligible to participate in the Plan as of the Grant Date coincident with or immediately following his or her completion of at least two years of Continuous Service.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of capital stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. PLAN YEARS.

     The Plan shall be implemented by consecutive Plan Years with a new Plan Year commencing on the first Trading Day on or after January 1st each year, or on such other date as the Committee shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof.

5. PARTICIPATION.

     (a) An eligible Employee may become a participant in the Plan by completing an enrollment form authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office. If an Employee is eligible to participate in the Plan before the first day of the Plan Year, such Employee will begin participating in the Plan on the Grant Date by filing the enrollment form in the payroll office prior to that date. If an Employee, who is eligible to participate in the Plan before the first day of the Plan Year, files an enrollment form after the Grant Date, such Employee will begin to participate in the Plan as soon as administratively possible, but not more than 30 days after the filing of the enrollment form. If an Employee becomes eligible to participate in the Plan after the beginning of the Plan Year and files an enrollment form in the payroll office, such Employee's participation in the Plan will not commence until the following Plan Year.

     (b) Payroll deductions for a participant shall commence on the first payroll following the date the enrollment form is filed in the Company's payroll office and shall end on the last payroll in the Plan Year to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. PAYROLL DEDUCTIONS.

     (a) At the time a participant files his or her enrollment form, he or she shall elect to have payroll deductions made on each pay day during the Plan Year. A participant may authorize payroll deductions in an amount not less than Twenty and No/100 Dollars ($20.00) per pay period and not more than ten percent (10%) of the participant's Compensation during the Plan Year. Notwithstanding the foregoing, the minimum amount which must be deducted from an eligible Employee's payroll during the Plan Year shall be Three Hundred and No/100 Dollars ($300.00) and the maximum amount which may be deducted from an eligible Employee's payroll during the Plan Year shall be equal to the lesser of (i) Twenty-Five Thousand and No/100 Dollars ($25,000.00), or (ii) Ten Percent (10%) of such eligible Employee's Compensation during the Plan Year.

     (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages or whole dollar amounts only.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Plan Year by completing or filing with the Company a new enrollment form authorizing a change in payroll deduction rate. A participant may not change the payroll deduction rate more than two times in any one Plan Year. The Committee may, in its discretion, further limit the number of participation rate changes during any Plan Year. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new enrollment form unless the Company elects to process a given change in participation more quickly. A participant's enrollment form shall remain in effect for successive Plan Years unless terminated as provided in Section 10 hereof.

     (d) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Plan Year. Payroll deductions shall recommence at the rate provided in such participant's enrollment form at the beginning of the next Plan Year, unless terminated by the participant as provided in Section 10 hereof.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock or withdrawal from the Plan pursuant to Section 10 hereof. At any time, the Company may, but shall not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. GRANT OF OPTION.

     On the Grant Date of each Plan Year, each eligible Employee participating in such Plan Year shall be granted an option to purchase on each Exercise Date during such Plan Year (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Committee may, in its absolute discretion, establish a maximum number of shares of the Company's Common Stock that an Employee may purchase during each Plan Year by giving written notice to participants of the establishment of such maximum prior to the effective date of such maximum. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Plan Year.

8. EXERCISE OF OPTION.

     (a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Plan Year, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the

Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     (b) If the Committee determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Grant Date of the applicable Plan Year, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Committee may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Grant Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue the Plan Year then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Grant Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate the Plan Year then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Grant Date of any applicable Plan Year pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Grant Date.

9. DELIVERY OF STOCK CERTIFICATES; RESTRICTIONS ON RESALE.

     (a) As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall instruct its transfer agent to prepare and deliver to the Human Resources Department of the Company one or more certificates representing the shares purchased upon exercise by each participant in the Plan, which shall be held in escrow by the Company for the benefit of each such participant until the expiration of the Company's repurchase option described in Section 9(b) below. As promptly as practicable after the termination of such repurchase option, the Company shall deliver to each participant each certificate held in escrow by the Company for the benefit of such participant for which the option has so terminated.

     (b) If a participant or former participant proposes to dispose of a share of Common Stock obtained under the Plan (i) prior to two years after the date on which the option to purchase such share of Common Stock was granted, or (ii) prior to one year after the Exercise Date on which the option to purchase such share of Common Stock was exercised, that participant or former participant must immediately deliver to the Committee written notice of such proposed disposition. Upon receipt of such notice, the Company shall have the exclusive option, for a period of ten (10) days after receipt of such notice, to purchase such Common Stock for a price equal to the lesser of (i) the Purchase Price for such shares or (ii) the Fair Market Value of such Common Stock on the date of such repurchase. If the Company does not elect to exercise its option to purchase such Common Stock, then the participant or former participant may proceed with the proposed disposition.

10. WITHDRAWAL.

     (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Plan Year shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Plan Year. If a participant withdraws from a Plan Year, payroll deductions shall not resume at the beginning of the succeeding Plan Year unless the participant delivers to the Company a new enrollment form.

     (b) A participant's withdrawal from a Plan Year shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Plan Years which commence after the termination of the Plan Year from which the participant withdraws.

11. TERMINATION OF EMPLOYMENT.

     (a) Upon a participant's ceasing to be an Employee as a result of such Employee's death, disability, or retirement (each, a "Termination Event"), the Plan Year then in progress with respect to such participant shall be shortened by setting a new Exercise Date for such participant, which shall be the last day of the month in which the Termination Event occurs (the "Termination Event Exercise Date"). The participant's option shall be deemed to have been exercised automatically on the Termination Event Exercise Date.

     (b) Upon a participant's ceasing to be an Employee other than by reason of such Employee's death, disability or retirement, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Plan Year but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated.

12. INTEREST.

     No interest shall accrue on the payroll deductions of a participant in the Plan.

13. STOCK.

     (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be One Million Shares (1,000,000) shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of
(i) 100,000 shares or (ii) a lesser amount determined by the Board.

     (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14. ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have full power and authority to administer the Plan, to interpret and construe any provision of the Plan finally and conclusively with respect to all persons having any interest thereunder, to adopt rules and regulations not inconsistent with the Plan for carrying out the Plan, providing for matters not specifically covered thereby, and to alter, amend or revoke any rules or regulations so adopted. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

15. DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. TRANSFERABILITY.

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from a Plan Year in accordance with Section 10 hereof.

17. USE OF FUNDS.

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. REPORTS.

     Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the maximum number of shares which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of shares each participant may purchase each Plan Year (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Plan Year then in progress shall be shortened by setting a new Exercise Date (the "Dissolution or Liquidation Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The Dissolution or Liquidation Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Committee shall notify each participant in writing, at least ten (10) business days prior to the Dissolution or Liquidation Exercise Date, that the Exercise Date for the participant's option has been changed to the Dissolution or Liquidation Exercise Date and that the participant's option shall be exercised automatically on the Dissolution or Liquidation Exercise Date, unless prior to such date the participant has withdrawn from the Plan Year as provided in Section 10 hereof.

     (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, in a transaction in which the Company is not the surviving corporation of such merger, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Plan Year then in progress shall be shortened by setting a new Exercise Date (the "Merger or Asset Sale Exercise Date") and any Plan Years then in progress shall end on the Merger or Asset Sale Exercise Date. The Merger or Asset Sale Exercise Date shall be before the date of the Company's proposed sale or merger. The Committee shall notify each participant in writing, at least ten (10) business days prior to the Merger or Asset

Sale Exercise Date, that the Exercise Date for the participant's option has been changed to the Merger or Asset Sale Exercise Date and that the participant's option shall be exercised automatically on the Merger or Asset Sale Exercise Date, unless prior to such date the participant has withdrawn from the Plan Year as provided in Section 10 hereof.

20. AMENDMENT OR TERMINATION.

     (a) The Board (or the Committee) may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that a Plan Year may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan Year or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

     (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Plan Years, limit the frequency and/or number of changes in the amount withheld during a Plan Year, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion to be advisable which are consistent with the Plan.

     (c) In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (1) altering the Purchase Price for any Plan Year including a Plan Year underway at the time of the change in Purchase Price;

          (2) shortening any Plan Year so that Plan Year ends on a new Exercise Date, including a Plan Year underway at the time of the Committee action; and

          (3) allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. NOTICES.

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23. TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company and shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 20 hereof; provided, however, that the Plan shall be null and void and of no force and effect in the event that the shareholders of the Company fail to approve the Plan within twelve (12) months after its adoption by the Board.

24. GOVERNING LAW.

     The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

25. NO CONTINUED EMPLOYMENT.

     The Plan does not constitute a contract of employment or continued service, and participation in the Plan will not give any Employee the right to be retained in the employ of the Company or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan.

26. TREATMENT AS STOCKHOLDER.

     Any contribution made by a participant under the Plan shall not create any rights in such participant as a stockholder of the Company until shares of Common Stock are registered in the name of such person.

27. NO LIABILITY.

     No liability whatsoever shall attach to or be incurred by any past, present or future shareholders, officers, directors or members of any committee of the Board, as such, of the Company, under or by reason of any of the terms, conditions or agreements contained in the Plan or implied therefrom, any and all liabilities of, and any and all rights and claims against the Company, or any shareholder, officer, director or committee member, as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to the Plan, are hereby expressly waived and released by every participant, as a part of the consideration for any benefits provided by the Company under the Plan.

28. INDEMNIFICATION.

     With respect to administration of the Plan, the Company shall indemnify each past, present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further act on his or her part to indemnity from the Company, for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he or she may be involved by reason of his or her being or having been a member of the Committee or the Board, whether or not he or she continues to be a member of the Committee or the Board at the time of incurring such expenses; provided, however, that such indemnify shall not include any expenses incurred by any member of the Committee or the Board
(a) in respect of matters as to which he or she shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as a member of the Committee or the Board, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided, further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he or she shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board and shall be in addition to all other rights to which such member of the Committee or the Board may be entitled as a matter of law, contract, or otherwise.

                                                                       EXHIBIT 2







                            LONG-TERM INCENTIVE PLAN
                             SOUTHTRUST CORPORATION







                                JANUARY 1, 1996



                  (AMENDED AND RESTATED AS OF JANUARY 1, 2000)

CONTENTS

Article 1.        Establishment, Objectives, and Duration.......................................................  1

Article 2.        Definitions...................................................................................  1

Article 3.        Administration................................................................................  6

Article 4.        Shares Subject to the Plan and Maximum Awards.................................................  6

Article 5.        Eligibility and Participation.................................................................  7

Article 6.        Stock Options.................................................................................  7

Article 7.        Stock Appreciation Rights..................................................................... 10

Article 8.        Restricted Stock.............................................................................. 11

Article 9.        Performance Units and Performance Shares...................................................... 13

Article 10.       Performance Measures.......................................................................... 15

Article 11.       Beneficiary Designation....................................................................... 16

Article 12.       Deferrals..................................................................................... 16

Article 13.       Rights of Employees........................................................................... 16

Article 14.       Change In Control............................................................................. 16

Article 15.       Amendment, Modification, and Termination...................................................... 17

Article 16.       Withholding................................................................................... 18

Article 17.       Indemnification............................................................................... 18

Article 18.       Successors.................................................................................... 19

Article 19.       Legal Construction............................................................................ 19

                             SOUTHTRUST CORPORATION
                            LONG-TERM INCENTIVE PLAN


ARTICLE 1.        ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. SouthTrust Corporation, a Delaware corporation (hereinafter referred to as the "Company"), has established an incentive compensation plan to be known as the "SouthTrust Corporation Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

         The Plan became effective as of January 1, 1996 (the "Effective Date"). Subject to approval by the Company's stockholders, the Plan is hereby amended and restated as of January 1, 2000. The Plan shall remain in effect as provided in Section 1.3 hereof.

         1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 1, 2006.


ARTICLE 2.        DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

         2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.3 "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.4 "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.5 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect as of the date of this Agreement), other than the Company or any "person" who as of the Effective Date is a director or officer of the Company or whose shares of Common Stock of the Company are treated as "beneficially owned" (as such term is defined in Rule 13d-3 of the Exchange Act as in effect as of the Effective Date) by any such director or officer, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

         (b) Individuals who, as of the Effective Date, constitute the Board of Directors (the "Board") of the Company
                  (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;


         (c) The shareholders of the Company approve a reorganization, merger or consolidation of the Company, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of the directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation in substantially these same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company, as the case may be, (ii) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to any reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or outstanding voting securities of the

                  Company, as the case may be), beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock of the Company and outstanding voting securities of the Company, as the case may be, (B) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation, and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or the outstanding voting securities of the Company, as the case may be), beneficially owns, directly or indirectly, 20% or more, respectively, of the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of assets of the Company.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Human Resources Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

         2.8 "COMPANY" means SouthTrust Corporation, a Delaware corporation, together with any and all Subsidiaries, and any successor thereto as provided in Article 18 herein.

         2.9 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

         2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         2.11 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

         2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.13 "EMPLOYEE" means any full-time, active employee of the Company. Directors who are not employed by the Company shall not be considered Employees under this Plan.

         2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.15 "FAIR MARKET VALUE" shall be determined on the basis of the closing or last sales price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

         2.16 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

         2.17 "INCENTIVE STOCK OPTION" OR "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.18 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.19 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

         2.20 "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         2.21 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.23 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan. The term "Participant" shall not include Nonemployee Directors.

         2.24 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.25 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

         2.26 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

         2.27 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
Article 8 herein.

         2.28     "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.29 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

         2.30 "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified defined benefit retirement plan.

         2.31     "SHARES" means the shares of Common Stock of the Company.

         2.32 "STOCK APPRECIATION RIGHT" OR "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

         2.33 "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

         2.34 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).


ARTICLE 3.        ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Human Resources Committee of the Board, or by any other Committee appointed by the Board, which Committee shall satisfy the "disinterested administration" rules of Rule 16b-3 under the Exchange Act, as in effect and applicable to the Company as of the Effective Date or as in effect and applicable to the Company as of any date subsequent to the Effective Date, and which Committee shall satisfy the "outside director" rules of Code Section 162(m). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees. As permitted by law, the Committee may delegate its authority as identified herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.


ARTICLE 4.        SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 12,300,000 Shares, which includes the Shares authorized for issuance under the 1993 Stock Option Plan of the Company that, as of the Effective Date, were not subject to outstanding awards thereunder.

         The following rules shall apply to grants of Awards under the Plan:

         (a) The maximum aggregate number of Shares that may be granted, paid out, or that may vest, as applicable, pursuant to any Award granted in any one fiscal year to any single Participant shall be 1,125,000 Shares.

         (b) The maximum aggregate cash payout with respect to Awards granted in any fiscal year which may be made to any Participant shall be $3,000,000.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in the number of outstanding Shares through the declaration and payment of a stock dividend or stock split or through any recapitalization resulting in the combination or exchange of Shares in which the Company does not receive any consideration, a corresponding adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b); provided, however, that the number of Shares subject to any Award shall always be a whole number; provided, further, that the Committee shall, in its sole discretion, make any further adjustments as are necessary to prevent dilution or enlargement of rights.


ARTICLE 5.        ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company, including Employees who are members of the Board.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.


ARTICLE 6.        STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code
Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         6.4 DURATION OF OPTIONS. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

         6.5 DIVIDEND EQUIVALENTS. The Committee may grant dividend equivalents in connection with Options granted under this Plan. Such dividend equivalents may be payable in cash or in Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

         6.6 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.7 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) if permitted in the governing Award Agreement, by a combination of (a) and (b).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. In addition, the Committee may authorize Company loans to Participants in connection with Option exercises, upon such terms and subject to such limits that the Committee, in its sole discretion, deems appropriate.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.8 RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the foregoing, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.9 TERMINATION OF EMPLOYMENT. In the event that the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the rights under then-outstanding Options granted pursuant to the Plan shall terminate upon the expiration date of each such Option or three months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated prior to his attaining age 60 by reason of death, Disability or Retirement, the rights under each outstanding NQSO granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such NQSO or 12 months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated upon or after his attaining age 60 by reason of death, Disability or Retirement, the rights under each then-outstanding NQSO granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such NQSO. In addition to the foregoing, the Committee may include such provisions in the Award Agreement entered into with each Participant as it deems advisable, which provisions need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

         6.10     NONTRANSFERABILITY OF OPTIONS.

         (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         (b) NONQUALIFIED STOCK OPTIONS. No NQSO granted under the Plan may be sold, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution, and except that the Committee, in its discretion, may provide that any stock option agreement relating to any NQSO (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such NQSO's to third parties, (ii) shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this
                  Section 6.8 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3, or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the NQSO's or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan.


ARTICLE 7.        STOCK APPRECIATION RIGHTS

         7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

         The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

         7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

         7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 of the Exchange Act (or any successor rule).

         7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

         7.9 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide that any Award Agreement evidencing any SAR (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such SARs to third parties, (ii) shall be subject to all other conditions and restrictions applicable to SARs granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the SARs not being transferred pursuant to this Section 7.9 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the SARs or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


ARTICLE 8.        RESTRICTED STOCK

         8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

         8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement, except that the Committee, in its discretion, may provide any Restricted Stock Agreement relating to any Restricted Stock (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Restricted Stock to third parties, (ii) shall be subject to all the conditions and restrictions applicable to Restricted Stock granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfers described in (i) and (ii) above, as well as any other restriction necessary to render the Restricted Stock not being transferred in accordance with this Section 8.3 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Restricted Stock or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable Federal or state securities laws.

         The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

         8.5 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Compensation Committee establishes.

         The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

         In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated.


ARTICLE 9.        PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance objectives must be met shall be called a "Performance Period."

         9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

         9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made within seventy-five
(75) calendar days following the close of the applicable Performance Period in a manner designated by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

         At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

         9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

         Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

         9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

         9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide that any Award Agreement relating to any Performance Units/Shares (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Performance Shares/Units to third parties, (ii) shall be subject to all other conditions and restrictions applicable to Performance Shares/Units granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfers described in
(i) and (ii) above, as well as any other restriction necessary to render the Performance Shares/Units not being transferred in accordance with this Section
9.7 to be exempt pursuant to Rule 16b-3 of the Securities and Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Performance Units/Shares or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfer shall be prohibited under this Plan. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


ARTICLE 10.       PERFORMANCE MEASURES

         Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

         (a)      Return on average, and shareholder's equity of the Company;

         (b)      Return on average assets of the Company;

         (c)      Net income of the Company;

         (d)      Earnings per common share of the Company;

         (e)      Total shareholder return of the Company; and

         (f) Such other criteria as may be established by the Committee in writing and which meets the requirements of the Performance-Based Exception.

         The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

         In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder-approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).


ARTICLE 11.       BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


ARTICLE 12.       DEFERRALS

         The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or objectives with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


ARTICLE 13.       RIGHTS OF EMPLOYEES

         13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         13.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


ARTICLE 14.       CHANGE IN CONTROL

         14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

         (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

         (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 8.4 herein shall be determined in the manner set forth in Section 14.1(c) herein;

         (c) The vesting of all Performance Units and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period which has elapsed prior to the Change in Control; provided, however, that in the event the Committee determines that actual performance to the date of the Change in Control exceeds targeted levels, the prorated payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period), based upon the length of time within the Performance Period which has elapsed prior to the Change in Control; and provided further, that there shall not be an accelerated payout with respect to Awards of Performance Units or Performance Shares which qualify as "derivative securities" under Section 16 of the Exchange Act which were granted less than six (6) months prior to the effective date of the Change in Control.

         14.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.


ARTICLE 15.       AMENDMENT, MODIFICATION, AND TERMINATION

         15.1     AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section
14.2 herein, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

         The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

         15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Subject to the restriction set forth in Article 10 herein on the exercise of upward discretion with respect to Awards which have been designed to comply with the Performance-Based Exception, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         15.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         15.4     COMPLIANCE WITH CODE SECTION 162(M). At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.


ARTICLE 16.       WITHHOLDING

         16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be withheld on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


ARTICLE 17.       INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 18.       SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.


ARTICLE 19.       LEGAL CONSTRUCTION

         19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         19.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         19.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.

                                                                       EXHIBIT 3

                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN
                           OF SOUTHTRUST CORPORATION


SECTION 1.  ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN


                  1.1 Establishment. SouthTrust Corporation, a Delaware corporation, has established a stock option plan for key Employees, which shall be known as the "1993 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the Options issued pursuant to the Plan may constitute incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan also shall provide for the issuance of options which are not qualified under Section 422 of the Code, the latter of which are referred to herein as nonqualified stock options ("NQSOs").

                  1.2 Purpose. The purpose of the Plan is to advance the interests of the Corporation, by encouraging and providing for the acquisition of an equity interest in the Corporation by key Employees through the grant of ISOs and NQSOs. The Plan will enable the Corporation to attract and retain the services of key Employees upon whose judgment, interest, and special effort the successful conduct of its business operations is largely dependent.

                  1.3 Effective Date. The Plan became effective as of January 21, 1993. The Plan is hereby amended and restated as of January 1, 2000, subject to ratification by the shareholders of the Corporation within 12 months of such date.


SECTION 2.  DEFINITIONS


                  2.1      Definitions

                           (a)      "Board" means the Board of Directors of the
Corporation.

                           (b)      "Committee" means the Human Resources
Committee of the Board, or such other Committee appointed by the Board to administer the Plan.

                           (c)      "Corporation" means SouthTrust Corporation,
a Delaware corporation, as well as any subsidiary, 50% or more of the outstanding voting stock of which is owned by the Corporation.

                           (d)      "Disability" means the permanent and total
inability, by reason of physical or mental infirmity, or both, of a Participant to perform the work customarily assigned to him by the Corporation. The determination of the existence or nonexistence of Disability shall be made by the Committee pursuant to a medical examination by a medical doctor selected or approved by the Committee.

                           (e)      "Employee" means the Chairman of the Board,
any Vice Chairman of the Board, the President, Secretary or Treasurer of the Corporation, any Vice President of the

Corporation, any other individual who performs similar policy making functions for the Corporation or for a subsidiary.

                           (f)      "Fair Market Value" means the last sales
price of the Stock, as reported on the National Association of Securities Dealers Automated Quotation System-National Market System ("NASDAQ"), on the date specified.

                           (g)      "Option" means the right to purchase Stock
at a stated price for a specified period of time. For purposes of the Plan, an Option may be designated as either (i) an ISO or (ii) an NQSO at the time of grant.

                           (h)      "Participant" means an Employee designated
by the Committee to participate in the Plan.

                           (i)      "Retirement" (including "Early Retirement"
and "Normal Retirement") means termination of employment under the terms of the Corporation's then current retirement program.

                           (j)      "Stock" means the Common Stock of the
Corporation, $2.50 par value, or as it may then be constituted.


SECTION 3.  ELIGIBILITY AND PARTICIPATION


                  3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those Employees who, in the opinion of the Committee, are in a position to contribute materially to the Corporation's continued growth and development and to its long-term financial success. Participation shall be based on the recommendations of the Corporation's Chief Executive Officer, subject to approval by the Committee.


SECTION 4.  ADMINISTRATION


                  4.1 Administration. The Committee, which shall be appointed by the Board, shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

SECTION 5. STOCK SUBJECT TO PLAN


                  5.1 Number. The total number of shares of Stock subject to issuance under the Plan may not exceed 2,000,000, subject to adjustment as provided by Subsection 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose.

                  5.2 Unused Stock. In the event any shares of Stock are subject to an Option which, for any reason, expires, terminates or, with the consent of the Participant, is cancelled as to such shares, such Stock may again be made subject to an Option pursuant to the Plan.

                  5.3 Adjustment in Capitalization. In the event of any change in the number of outstanding shares of Stock that occurs after ratification of the Plan by the shareholders of the Corporation by reason of a Stock dividend, Stock split, recapitalization or other similar corporate change in which the number of shares of stock outstanding is increased, decreased or then changed without the receipt by the Corporation of addition consideration, a corresponding adjustment shall be made in the aggregate number of shares of Stock subject to each outstanding Option, and its stated Option Price, and the aggregate number of shares of Stock reserved for issuance under the Plan; provided, however, that fractional shares shall be rounded to the nearest whole share; provided, further, that the Committee shall, in its sole discretion, make any further adjustments as are necessary to prevent dilution or enlargement of rights.


SECTION 6.  DURATION OF PLAN


                  6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 9.1 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's effective date.


SECTION 7.  TERMS OF OPTIONS


                  7.1      Grant of Options.

                           a.       In General. Subject to the provisions of
Subsection 3.1 and 5.1, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant, subject to ratification by the Board. The Committee also shall determine and state at the time of grant whether an Option is to be designated as an ISO or an NQSO. With respect to Options granted on or after January 1, 1987, under this Plan, if the Fair Market Value (determined at the date of grant) of Stock with respect to which ISOs may become exercisable for the first time in any calendar year by any Participant is greater than $100,000, then any such Options in excess of such amount, if any, shall constitute NQSOs and shall not be ISOs.

                           b.       Reload Options. In the event that a
Participant elects to exercise any NQSO issued under the Plan by tendering stock (rather than cash) to the Corporation pursuant to Subsection 7.7 below, the Committee is authorized (but not required) to grant such Participant additional NQSOs with respect to a number of shares of Stock equal to the number of shares so tendered, and having terms and conditions identical in all respects to the NQSOs so exercised, except that the exercise price of such newly issued Options shall be equal to the fair market value of the Stock as of the date of such tender. Options described in the preceding sentence shall be referred to as "Reload Options." The Committee also is authorized (but not required) to grant Reload Options in the event that shares of Stock are withheld from a Participant upon the exercise of an NQSO as provided in Subsection 11.1 below. Such Reload Options shall be subject to the same terms and conditions as the NQSOs whose exercise gave rise to the tax withholding obligation, except that the exercise price of the Reload Options shall be equal to the Fair Market Value of the shares as of the date of the exercise of the original NQSOs. The Committee may impose such additional conditions upon the exercisability of Reload Options as the Committee in its discretion deems appropriate. The Committee is not authorized to grant Reload Options with respect to any exercise of an ISO or with respect to any cash exercise of an NQSO under the Plan.

                  7.2 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by a written Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, and the number of shares of Stock to which the Option pertains.

                  7.3 Option Price. No Option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market value of the Stock on the trading day immediately preceding the date such Option is granted.

                  7.4 Duration of Options. Each Option shall expire at such time as the Committed shall determine at the time it is granted, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

                  7.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

                  7.6 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

                  7.7 Payment. The Option price upon exercise of any Option shall be payable to the Corporation in full either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock which has been held by such Participant for a minimum of six months prior to such exercise, and having a Fair Market Value as of the trading day immediately preceding the date of exercise equal to the total Option Price, or (iii) by a combination of (i) and
(ii). The cash proceeds from such a payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes; any shares of Stock received by the Corporation pursuant to the terms of this Subsection
7.7 shall be held by the Corporation as treasury shares.

                  7.8 Termination of Employment Due to Death, Disability, Retirement or Otherwise. In the event that the employment of a Participant is terminated by any reason other than death, Disability or Retirement, the rights under then-outstanding Options granted pursuant to the Plan shall terminate upon the expiration date of each such Option or three months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated prior to his attaining age 60 by reason of death, Disability or Retirement, the rights under each outstanding nonstatutory stock option granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such nonstatutory stock option or 12 months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated upon or after his attaining age 60 by reason of death, Disability or Retirement, the rights under each then-outstanding nonstatutory stock option granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such nonstatutory stock option.

                  7.9 Nontransferability of Options. During a Participant's lifetime, incentive stock options granted to him under the Plan are exercisable solely by such Participant. No Option granted under the Plan may be sole, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, except that the Committee, in its discretion, may amend any stock option agreement relating to any outstanding nonstatutory stock option (i) to provide that such nonstatutory stock option may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such nonstatutory stock options to third parties, (ii) to provide that nonstatutory stock options amended by the Committee in the manner described in (i) above shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) to set forth in such stock option agreement the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this Section 7.9 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934."


SECTION 8.  RIGHTS OF EMPLOYEES.


                  8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Corporation.

SECTION 9.  AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN


                  9.1 Amendment, Modification, and Termination of Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

                           (i)      Increase the total amount of Stock which
may be issued under the Plan, except as provided in Subsection 5.3 of the Plan;

                           (ii)     Change the class of Employees eligible to
receive Options;

                           (iii)    Change the provisions of the Plan regarding
the Option Price except as permitted by Subsection 5.3;

                           (iv)     Materially increase the cost of the Plan;

                           (v)      Extend the period during which Options may
be granted; or

                           (vi)     Extend the maximum period after the date of
grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan, without the consent of the Participant.


SECTION 10. MERGER OR CONSOLIDATION


                  10.1 Treatment of Options. In the event of (a) a dissolution or a liquidation of the Corporation, (b) any reorganization, consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation, (c) any reorganization, consolidation or merger of the Corporation in which the Corporation is the continuing or surviving corporation and pursuant to which equity securities of the Corporation would of the Corporation would be converted into cash, securities, or other property, or (d) any sale or other transfer of all or substantially all of the Corporation's assets (in one transaction or a series of related transactions) (which events are collectively referred to as the "Transaction"), the Committee may, in its discretion, recommend that the Board take any of the following actions as a result of, in anticipation of or in connection with the Transaction to assure that the Participants of the Plan are accorded fair and equitable treatment in the Transaction:

                           (i)      Accelerate the time period or periods for
purposes of vesting all rights in or accelerating the exercisability of any outstanding Option under the Plan that has not previously vested or is not then exercisable; or

                           (ii)     Make any other adjustments or modifications
to outstanding Options as the Committee deems appropriate to maintain and protect the rights and interests of the Participants in the Plan in connection with or following the Transaction, including, without limitation, substituting new Options (whether incentive stock options or nonstatutory stock options) for any of such outstanding Options and taking such action as may be necessary or appropriate to maintain and protect the federal and state income tax benefits expected to be obtained by Participants pursuant to the Plan.

Any such action approved by the Board shall be conclusive and binding on the Company and all Participants of the Plan.


SECTION 11. TAX WITHHOLDING


                  11.1 Tax Withholding. Whenever shares of Stock are to be issued under the Plan, the Corporation shall have the power to require the recipient of the Stock to remit to the Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements. The Corporation also shall have the power to withhold an appropriate number of shares of Stock sufficient to satisfy federal, state and local withholding tax requirements upon the exercise of an Option under the Plan. In the event that the Corporation withholds shares of Stock upon the exercise of an NQSO under the Plan, the Committee shall have the authority (but not the obligation) to issue Reload Options under Subsection 7.1 above with respect to the number of shares of Stock so withheld.


SECTION 12. INDEMNIFICATION


                  12.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

SECTION 13. REQUIREMENTS OF LAW; MISCELLANEOUS


                  13.1 Requirements of Law. The granting of Options or Restricted Stock and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  13.2 Governing Law. Except as otherwise required by Delaware law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Alabama.

                  13.3 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                                                                       EXHIBIT 4

                  AMENDED AND RESTATED 1984 STOCK OPTION PLAN


SECTION 1.  ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN


                  1.1 Establishment. SouthTrust Corporation, a Delaware corporation, has established a stock option plan for key Employees, which shall be known as the "1984 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the Options issued pursuant to the Plan may constitute incentive stock options within the meaning of Section 422A of the Internal Revenue Code (the "Code"). The Plan also shall provide for the issuance of nonstatutory stock options.

                  1.2 Purpose. The purpose of the Plan is to advance the interests of the Corporation, by encouraging and providing for the acquisition of an equity interest in the success of the Corporation by key Employees through the grant of incentive stock options and nonstatutory stock options. The Plan will enable the Corporation to attract and retain the services of key Employees upon whose judgment, interest, and special effort the successful conduct of its options is largely dependent.

                  1.3 Effective Date. The Plan became effective as of January 19, 1984. The Plan is hereby amended and restated as of January 1, 2000, subject to ratification by the shareholders of the Corporation within 12 months of such date.


SECTION 2.  DEFINITIONS


                  2.1      Definitions


                           (a)      "Board" means the Board of Directors of the
Corporation.

                           (b)      "Committee" means the Human Resources
Committee of the Board, or such other Committee appointed by the Board to administer the Plan.

                           (c)      "Corporation" means SouthTrust Corporation,
a Delaware corporation, as well as any subsidiary, 50% or more of the outstanding voting stock of which is owned by the Corporation.

                           (d)      "Disability" means the permanent and total
inability, by reason of physical or mental infirmity, or both, of a Participant to perform the work customarily assigned to him by the Corporation. The determination of the existence or nonexistence of Disability shall be made by the Committee pursuant to a medical examination by a medical doctor selected or approved by the Committee.

                           (e)      "Employee" means the Chairman of the Board,
any Vice Chairman of the Board, the President, Secretary or Treasurer of the Corporation, any Vice President of the

Corporation, any other individual who performs similar policy making functions for the Corporation or for a subsidiary.

                           (f)      "Fair Market Value" means the last sales
price of the Stock, as reported on the National Association of Securities Dealers Automated Quotation System-National Market System ("NASDAQ"), on the date specified.

                           (g)      "Option" means the right to purchase Stock
at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "incentive stock option" within the meaning of
Section 422A of the Code or (ii) a "nonstatutory stock option."

                           (h)      "Participant" means an Employee designated
by the Committee to participate in the Plan.

                           (i)      "Retirement" (including "Early Retirement"
and "Normal Retirement") means termination of employment under the terms of the Corporation's then current retirement program.

                           (j)      "Stock" means the Common Stock of the
Corporation, $2.50 par value, or as it may then be constituted.

                  a. Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.


SECTION 3.  ELIGIBILITY AND PARTICIPATION


                  3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those Employees who, in the opinion of the Committee, are in a position to contribute materially to the Corporation's continued growth and development and to its long-term financial success. Participation shall be based on the recommendations of the Corporation's Chief Executive Officer, subject to approval by the Committee.


SECTION 4.  ADMINISTRATION


                  4.1 Administration. The Committee, which shall be appointed by the Board, shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.


SECTION 5.  STOCK SUBJECT TO PLAN


                  5.1 Number. The total number of shares of Stock subject to issuance under the Plan may not exceed 1,540,000, subject to adjustment as provided by Subsection 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose.

                  5.2 Unused Stock. In the event any shares of Stock that are subject to an Option which, for any reason, expires, terminated, or is unexercised as to such shares, such Stock may again be subjected to an Option pursuant to the Plan.

                  5.3 Adjustment in Capitalization. In the event of any change in the number of outstanding shares of Stock that occurs after ratification of the Plan by the shareholders of the Corporation by reason of a Stock dividend, Stock split, recapitalization or other similar corporate change in which the number of shares of stock outstanding is increased, decreased or then changed without the receipt by the Corporation of addition consideration, a corresponding adjustment shall be made in the aggregate number of shares of Stock subject to each outstanding Option, and its stated Option Price, and the aggregate number of shares of Stock reserved for issuance under the Plan; provided, however, that fractional shares shall be rounded to the nearest whole share; provided, further, that the Committee shall, in its sole discretion, make any further adjustments as are necessary to prevent dilution or enlargement of rights.


SECTION 6.  DURATION OF PLAN


                  6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Subsection 9.1 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's effective date.


SECTION 7.  TERMS OF OPTIONS


                  7.1 Grant of Options. Subject to the provisions of Subsection 3.1 and 5.1, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant, subject to ratification by the Board. The Committee also shall determine whether an Option is to be designated as an incentive stock option within the meaning of Section 422A of the Code or a nonstatutory stock option. With respect to Options granted prior to January

1, 1987, the Fair Market Value (determined at the date of grant) of Stock for which a Participant may be granted incentive stock options in any calendar year shall not, in any event, exceed $100,000, plus any unused carryover calculated in accordance with Section 422A(b)(8) of the Code. With respect to Options granted on or after January 1, 1987, if the Fair Market Value (determined at the date of grant) of Stock with respect to which incentive stock options may become exercisable for the first time in any calendar year by any Participant is greater than $100,000, then all such Options in excess of such amount, if any, shall constitute nonstatutory stock options.

                  7.2 Option Agreement. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, and the number of shares of Stock to which the Option pertains.

                  7.3 Option Price. No Option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market value of the Stock on the trading day immediately preceding the date such Option is granted.

                  7.4 Duration of Options. Each Option shall expire at such time as the Committed shall determine at the time it is granted, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

                  7.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. Notwithstanding the provisions of this Subsection 7.5, no incentive stock option granted to an Employee under the Plan prior to January 1, 1987 shall be exercisable while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any other incentive stock option previously granted to such Employee under the Plan, or any other plan meeting the requirements of Section 422A of the Code, to purchase Stock. For purposes of the preceding sentence, an incentive stock option will be considered "outstanding" until such option is exercised in full or expires by reason of lapse of time.

                  7.6 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

                  7.7 Payment. The Option price upon exercise of any Option shall be payable to the Corporation in full either (i) in cash or its equivalent, (ii) by tendering shares of previously acquired Stock having a Fair Market Value as of the trading day immediately preceding the date of exercise equal to the total Option Price, or (iii) by a combination of (i) and (ii). The proceeds from such a payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes.

                  7.8 Termination of Employment Due to Death, Disability, Retirement or Otherwise. In the event that the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the rights under then-outstanding Options granted pursuant to the Plan shall terminate upon the expiration date of such Option or three months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated prior to his attaining age 60 by reason of death, Disability or Retirement, the rights under each outstanding nonstatutory stock option granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such nonstatutory stock option or 12 months after such date of termination of employment, whichever first occurs. In the event that the employment of a Participant is terminated upon or after his attaining age 60 by reason of death, Disability or Retirement, the rights under each then-outstanding nonstatutory stock option granted to such Participant pursuant to the Plan shall terminate upon the expiration date of such nonstatutory stock option.

                  7.9 Nontransferability of Options. During a Participant's lifetime, incentive stock options granted to him under the Plan are exercisable solely by such Participant. No Option granted under the Plan may be sold, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, except that the Committee, in its discretion, may amend any stock option agreement relating to any outstanding nonstatutory stock option (i) to provide that such nonstatutory stock option may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such nonstatutory stock options to third parties, (ii) to provide that nonstatutory stock options amended by the Committee in the manner described in (i) above shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) to set forth in such stock option agreement the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this Section 7.9 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934.


SECTION 8.  RIGHTS OF EMPLOYEES.


                  8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Corporation.


SECTION 9.  AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN


                  9.1 Amendment, Modification, and Termination of Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

                           (i)      Increase the total amount of Stock which
may be issued under the Plan, except as provided in Subsection 5.3 of the Plan;

                           (ii)     Change the class of Employees eligible to
receive Options;

                           (iii)    Change the provisions of the Plan regarding
the Option Price except as permitted by Subsection 5.3;

                           (iv)     Materially increase the cost of the Plan;

                           (v)      Extend the period during which Options may
be granted; or

                           (vi)     Extend the maximum period after the date of
grant during which Options may be exercised.

No amendment, modification, or termination of the Plan shall in any manner adversely affect any Option theretofore granted under the Plan, without the consent of the Participant.


SECTION 10. MERGER OR CONSOLIDATION


                  10.1 Treatment of Options. In the event of (a) a dissolution or a liquidation of the Corporation, (b) any reorganization, consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation, (c) any reorganization, consolidation or merger of the Corporation in which the Corporation is the continuing or surviving corporation and pursuant to which equity securities of the Corporation would be converted into cash, securities or other property, or (d) any sale or other transfer of all or substantially all of the Corporation's assets (in one transaction or a series of related transactions) (which events are collectively referred to as the "Transaction"), the Committee may, in its discretion, recommend that the Board take any of the following actions as a result of, in anticipation of or in connection with the Transaction to assure that the Participants of the Plan are accorded fair and equitable treatment in the
Transaction:

                           (i)      Accelerate the time period or periods for
purposes of vesting all rights in or accelerating the exercisability of any outstanding Option under the Plan that has not previously vested or is not then exercisable; or

                           (ii)     Make such other adjustments or
modifications to outstanding Options as the Committee deems appropriate to maintain and protect the rights and interests of the Participants in the Plan in connection with or following the Transaction, including, without limitation, substituting new Options (whether incentive stock options or nonstatutory stock options) for any of such outstanding Options and taking such action as may be necessary or appropriate to maintain and protect the federal and state income tax benefits expected to be obtained by Participants pursuant to the Plan.

Any such action approved by the Board shall be conclusive and binding on the Company and all Participants of the Plan."


SECTION 11. TAX WITHHOLDING


                  11.1 Tax Withholding. Whenever shares of Stock are to be issued under the Plan, the Corporation shall have the power to require the recipient of the Stock to remit to the Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements.


SECTION 12. INDEMNIFICATION


                  12.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.


SECTION 13. REQUIREMENTS OF LAW


                  13.1 Requirements of Law. The granting of Options or Restricted Stock and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                  13.2 Governing Law. Except as otherwise required by Delaware law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Alabama.

                                                                       EXHIBIT 5

                             SOUTHTRUST NOW OFFERS
                         INTERNET DELIVERY AND VOTING!

                      IT'S FAST, CONVENIENT AND IMMEDIATE.

In and effort to improve delivery of shareholder information, SouthTrust is pleased to offer you the choice to view all future Proxy materials and/or perform voting via the Internet. Each of these options offers an easy, fast and convenient alternative to conventionally mailed shareholder information.

By voting through the Internet this year, you may elect to view all future materials via the Internet. In addition to following the Internet voting instructions on the left, you will be asked to provide an email address and PIN number for future identification. All enrollments are confirmed by email within 24 hours. If you elect Internet delivery for future distribution of shareholder materials, you will receive an email before the next annual shareholders' meeting describing the necessary steps to view the appropriate materials and vote the associated shares. If your email is returned as undeliverable, you will be sent a voting instruction form within one business day.

If, in the future, you wish to cancel Internet delivery or change your email address, it can be done at www.investordelivery.com using the enrollment number provided with the email confirmation and the PIN number selected upon enrollment. Shareholders interested in continuing to receive printed Proxy materials still maintain the ability to vote via the Internet.

                                INTERNET VOTING

                 1. Review Proxy Materials

                 2. Go to www.proxyvote.com

                 3. Follow the simple instructions

                 4. Have your 12-digit control number found on the voting form


                  YOUR VOTE IS IMPORTANT! VOTE 24 HOURS A DAY!

             IT IS NOT NECESSARY TO RETURN THE PRINTED VOTING FORM
                       IF YOU VOTE THROUGH THE INTERNET.

                         (SOUTHTRUST CORPORATION LOGO)

                                 P.O. BOX 2554
                           BIRMINGHAM, ALABAMA 35290

                              RECYCLED PAPER LOGO

                             SOUTHTRUST CORPORATION
                              BIRMINGHAM, ALABAMA


                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 19, 2000

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

         The undersigned hereby appoints J. Reese Murray and William O. Vann, and each of them, with full power of substitution, proxies to vote the shares of Common Stock of SouthTrust Corporation (the "Company") which the undersigned could vote if personally present at the Annual Meeting of Stockholders of the Company to be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on April 19, 2000, at 9:00 A.M., Central Time, or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, AND IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, FOR THE APPROVAL AND RATIFICATION OF THE DISCOUNT STOCK PAYROLL PURCHASE PLAN, FOR THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED LONG- TERM INCENTIVE PLAN, FOR THE APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN AND AMENDED AND RESTATED 1984 STOCK OPTION PLAN.

               THIS PROXY CARD VALID ONLY WHEN SIGNED AND DATED.


SOUTHTRUST CORPORATION


Vote on Directors                                                                          For        Withhold        For All
                                                                                           All           All           Except

1.       Election of Directors, the nominees for Directors are:
         1) William A. Coley, 2) Allen J. Keesler, Jr., 3) Van L. Richey,
         4) William K. Upchurch, Jr.                                                       ---           ---              ---


         To withhold authority to vote for an individual nominee, mark
         "For All Except" and write the nominee's name on the line below.

         ----------------------------------------------------------------


Vote On Proposals                                                                          For         Against         Abstain

2.       Approval and Ratification of the Discount Stock Payroll
         Purchase Plan                                                                     ---           ---              ---

3.       Approval and Ratification of the Amended and Restated
         Long-Term Incentive Plan                                                          ---           ---              ---

4.       Approval and Ratification of the Amended and Restated
         1993 Stock Option Plan and Amended and Restated
         1984 Stock Option Plan                                                            ---           ---              ---



5.       Other Matters: In their discretion upon such other matters as may properly come before the Annual Meeting of Stockholders



---------------------------------------------------------------       ---------------------------------------------------------
Signature                                            Date             Signature (Joint Owners)                       Date

                              Voting Alternatives

              1.  Vote via the Internet at www.proxyvote.com
                     - using control number below.

              2.  Vote via the Telephone at 1-800-690-6903
                     - using control number below.

              3.  Vote via the U.S. Postal System
                     - by returning the attached card below.